                                                           [LOGO] PIONEER
                                                                  INVESTMENTS(R)

                                   [GRAPHIC]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER MID-CAP VALUE VCT PORTFOLIO--CLASS I SHARES

PIONEER MID-CAP VALUE VCT PORTFOLIO--CLASS II SHARES

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO--CLASS I SHARES

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO--CLASS II SHARES

PIONEER GROWTH SHARES VCT PORTFOLIO--CLASS II SHARES

PIONEER FUND VCT PORTFOLIO--CLASS II SHARES

PIONEER EQUITY-INCOME VCT PORTFOLIO--CLASS II SHARES

                                                               SEMIANNUAL REPORT

                                                                   JUNE 30, 2001

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Mid-Cap Value VCT Portfolio--Class I Shares

  Portfolio and Performance Update                                             2

  Portfolio Management Discussion                                              3

Pioneer Mid-Cap Value VCT Portfolio--Class II Shares

  Portfolio and Performance Update                                             4

  Portfolio Management Discussion                                              5

Pioneer Real Estate Growth VCT Portfolio--Class I Shares

  Portfolio and Performance Update                                             6

  Portfolio Management Discussion                                              7

Pioneer Real Estate Growth VCT Portfolio--Class II Shares

  Portfolio and Performance Update                                             8

  Portfolio Management Discussion                                              9

Pioneer Growth Shares VCT Portfolio--Class II Shares

  Portfolio and Performance Update                                            10

  Portfolio Management Discussion                                             11

Pioneer Fund VCT Portfolio--Class II Shares

  Portfolio and Performance Update                                            12

  Portfolio Management Discussion                                             13

Pioneer Equity-Income VCT Portfolio--Class II Shares

  Portfolio and Performance Update                                            14

  Portfolio Management Discussion                                             15

  Schedule of Investments                                                     16

  Financial Statements                                                        36

  Notes to Financial Statements                                               51

PIONEER MID-CAP VALUE VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                                    [CHART]

U.S. Common Stocks                                                           92%
International Common Stocks                                                   3%
Short-Term Cash Equivalents                                                   5%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                                    [CHART]

Financials                                                                   19%
Technology                                                                   16%
Consumer Cyclicals                                                           13%
Utilities                                                                     9%
Consumer Staples                                                              9%
Health Care                                                                   9%
Capital Goods                                                                 8%
Energy                                                                        7%
Communication Services                                                        5%
Basic Materials                                                               4%
Transportation                                                                1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Imation Corp.                                                           2.90%
2. John H. Harland Co.                                                     1.71
3. Tricon Global Restaurants                                               1.58
4. Sabre Group Holdings, Inc.                                              1.44
5. Alltel Corp.                                                            1.42

PRICES AND DISTRIBUTIONS

                                                     6/30/01         12/31/00
Net Asset Value per Share                             $17.63           $17.79

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                 DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                     $0.100         $0.081          $1.389

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER MID-CAP VALUE VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

                             [PLOT POINTS TO COME]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

Net Asset Value*

Life-of-Portfolio                                                         14.27%
(3/1/95)
5 Years                                                                   11.48%
1 Year                                                                    25.16%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

Mid-cap value stocks were strong performers for the six months ended June 30, 2001. In the following discussion, Rod Wright, who is responsible for day-to-day portfolio management of Pioneer Mid-Cap Value VCT Portfolio, provides an update on the Portfolio, the economic environment and investment strategies that influenced performance during the six-month period.

Q:    HOW DID THE PORTFOLIO PERFORM?

A: Very well. For the six-month period ended June 30, 2001, the Portfolio returned 8.21% at net asset value significantly better than its benchmark index, the Standard and Poor's 500. During the same period, the S&P 500 Index had a total return of -6.68%.

Q:    WHAT FACTORS INFLUENCED PORTFOLIO PERFORMANCE?

A: In a period of continued volatility, investors were attracted to stocks with reasonable valuations. Investors avoided technology stocks, especially those with high valuations. However, despite the general meltdown in the technology sector, Pioneer Mid-Cap Value VCT Portfolio's performance was helped by our selections in technology. Starting in November 2000, we took advantage of the sell-off in technology companies to add stocks to the portfolio that had fallen to attractive valuations. The Portfolio's tech weighting comprised about 16% of equity holdings on June 30, 2001.

      There were some specific names in the technology sector worth noting. Two companies that provide storage solutions ADAPTEC and STORAGE TECHNOLOGY CORPORATION helped performance. NCR CORPORATION, a provider of information technology hardware and software was also a positive contributor.

Q: ASIDE FROM TECHNOLOGY STOCKS, WHAT OTHER TYPES OF INVESTMENTS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: Our stockpicking across a variety of industries supported the Portfolio's performance. JOHN H. HARLAND, a check-printing company that has begun diversifying its business, LONE STAR STEAKHOUSE, owner and operator of a restaurant chain and hair salon operator REGIS CORPORATION are several examples of diverse portfolio holdings that helped performance. Two other names that we liked were SERVICE CORPORATION INTERNATIONAL, a company that provides death care services nationwide and EQUIFAX, a firm that helps companies across a variety of industries manage their relationships with their customers.

Q:    DID ANY AREAS PROVE DISAPPOINTING?

A: Two areas that had a negative effect on the Portfolio's performance during the period were energy and utilities. After their strong performance in 2000, many energy and utility stocks have declined as the price of oil and natural gas dropped in 2001. As a result, Calpine Corporation, operator and retailer of electricity in the United States, natural gas company, El Paso and Transocean Seco Forex, an offshore drilling contractor all detracted from the Portfolio's results.

Q:    DID YOU MAKE ANY CHANGES TO THE COMPOSITION OF THE PORTFOLIO?

A: We initiated several new positions over the period. We added retailer JC PENNEY. There were a number of reasons why this company caught our eye. The stock was undervalued and on the heels of new management the company was in the midst of a turnaround. ULTRAMAR DIAMOND SHAMROCK CORPORATION, a petroleum refining and marketing company had attractive fundamentals and its stock price was appealing.

      We also sold several of the Portfolio's technology holdings. We liquidated Fairchild Semiconductor after its near-term outlook was not as promising as some other opportunities we were finding. Synopsis was sold when it became overvalued. We also believed the company was vulnerable to the inevitable cutback that follow an economic slowdown. Echostar Communications' involvement in a bidding war for another company led us to sell out of this position.

Q:    WHAT IS YOUR OUTLOOK?

A: We still think the mid-cap value arena remains a very good place to be invested, although it may not replicate its strong outperformance of recent months. As the economy continues to slow, high priced stocks are vulnerable and present risks to investors. In a period of economic uncertainty, we expect to maintain our strategy of investing in companies with strong fundamentals and low valuations.

                                   [SIDENOTE]

On May 2, 2000, the name of Capital Growth Portfolio changed to Pioneer Mid-Cap Value VCT Portfolio.

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                                    [CHART]

U.S. Common Stocks                                                           92%
International Common Stocks                                                   3%
Short-Term Cash Equivalents                                                   5%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                                    [CHART]

Financials                                                                   19%
Technology                                                                   16%
Consumer Cyclicals                                                           13%
Utilities                                                                     9%
Consumer Staples                                                              9%
Health Care                                                                   9%
Capital Goods                                                                 8%
Energy                                                                        7%
Communication Services                                                        5%
Basic Materials                                                               4%
Transportation                                                                1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Imation Corp.                                                           2.90%
2. John H. Harland Co.                                                     1.71
3. Tricon Global Restaurants                                               1.58
4. Sabre Group Holdings, Inc.                                              1.44
5. Alltel Corp.                                                            1.42

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                                         6/30/01        12/31/00
Net Asset Value per Share                                $17.59         $17.75

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                 DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                     $0.084         $0.081          $1.389

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER MID-CAP VALUE VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

                             [PLOT POINTS TO COME]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

Net Asset Value

Life-of-Portfolio                                                         18.99%
(5/1/00)
1 Year                                                                    24.87%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

Mid-cap value stocks were strong performers for the six months ended June 30, 2001. In the following discussion, Rod Wright, who is responsible for day-to-day portfolio management of Pioneer Mid-Cap Value VCT Portfolio, provides an update on the Portfolio, the economic environment and investment strategies that influenced performance during the six-month period.

Q:    HOW DID THE PORTFOLIO PERFORM?

A: Very well. For the six-month period ended June 30, 2001, Class II shares of the Portfolio returned 8.13% at net asset value significantly better than its benchmark index, the Standard and Poor's 500. During the same period, the S&P 500 Index had a total return of -6.68%.

Q:    WHAT FACTORS INFLUENCED PORTFOLIO PERFORMANCE?

A: In a period of continued volatility, investors were attracted to stocks with reasonable valuations. Investors avoided technology stocks, especially those with high valuations. However, despite the general meltdown in the technology sector, Pioneer Mid-Cap Value VCT Portfolio's performance was helped by our selections in technology. Starting in November 2000, we took advantage of the sell-off in technology companies to add stocks to the portfolio that had fallen to attractive valuations. The Portfolio's tech weighting comprised about 16% of net assets on June 30, 2001.

      There were some specific names in the technology sector worth noting. Two companies that provide storage solutions ADAPTEC and STORAGE TECHNOLOGY CORPORATION helped performance. NCR CORPORATION, a provider of information technology hardware and software was also a positive contributor.

Q: ASIDE FROM TECHNOLOGY STOCKS, WHAT OTHER TYPES OF INVESTMENTS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: Our stockpicking across a variety of industries supported the Portfolio's performance.

      JOHN H. HARLAND, a check-printing company that has begun diversifying its business, LONE STAR STEAKHOUSE, owner and operator of a restaurant chain and hair salon operator REGIS CORPORATION are several examples of diverse portfolio holdings that helped performance. Two other names that we liked were SERVICE CORPORATION INTERNATIONAL, a company that provide death care services nationwide and EQUIFAX, a firm that helps companies across a variety of industries manage their relationships with their customers.

Q:    DID ANY AREAS PROVE DISAPPOINTING?

A: Two areas that had a negative effect on the Portfolio's performance during the period were energy and utilities. After their strong performance in 2000, many energy and utility stocks have declined as the price of oil and natural gas dropped in 2001. As a result, Calpine Corporation, operator and retailer of electricity in the United States, natural gas company, El Paso and Transocean Seco Forex, an offshore drilling contractor all detracted from the Portfolio's results.

Q:    DID YOU MAKE ANY CHANGES TO THE COMPOSITION OF THE PORTFOLIO?

A: We initiated several new positions over the period. We added retailer JC PENNEY. There were a number of reasons why this company caught our eye. The stock was undervalued and on the heels of new management the company was in the midst of a turnaround. Ultramar Diamond Shamrock Corporation, a petroleum refining and marketing company had attractive fundamentals and its stock price was appealing.

      We also sold several of the Portfolio's technology holdings. We liquidated Fairchild Semiconductor after its near-term outlook was not as promising as some other opportunities we were finding. Synopsis was sold when it became overvalued. We also believed the company was vulnerable to the inevitable cutback that follow an economic slowdown. Echostar Communications' involvement in a bidding war for another company led us to sell out of this position.

Q:    WHAT IS YOUR OUTLOOK?

A: We still think the mid-cap value arena remains a very good place to be invested, although it may not replicate its strong outperformance of recent months. As the economy continues to slow, high priced stocks are vulnerable and present risks to investors. In a period of economic uncertainty, we expect to maintain our strategy of investing in companies with strong fundamentals and low valuations.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                                    [CHART]

U.S. Common Stocks                                                           90%
Short Term Cash Equivalents                                                   7%
International Common Stocks                                                   3%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                                    [CHART]

Real Estate Investment Trusts                                                98%
Real Estate Services                                                          2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Equity Office Properties Trust                                          8.25%
2. Equity Residential Property Trust                                       6.31
3. Archstone Communities Trust                                             4.37
4. Apartment Investment & Management Co.                                   4.31
5. Reckson Associates Realty Corp.                                         4.07

PRICES AND DISTRIBUTION

                                                             6/30/01    12/31/00
Net Asset Value per Share                                     $14.89      $14.42

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                 DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                     $0.360         $   --          $    --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER REAL ESTATE GROWTH VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

                                    [CHART]

                             [PLOT POINTS TO COME]


The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (real estate investment trusts) (equity and hybrid) and 7% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

                                   [SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2001)

Net Asset Value*

Life-of-Portfolio                                                         12.02%
(3/1/95)
5 Years                                                                   10.77%
1 Year                                                                    19.40%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

After a brief setback in the first quarter of 2001, your Portfolio surged ahead in the second quarter -- achieving strong performance for the six months ended June 30, 2001. The return to favor of large real estate companies, which lagged in the early months of the Portfolio's fiscal year, accounts for the renewed momentum. In the following interview, portfolio manager Jeff Caira discusses the factors influencing your Portfolio's rebound and his outlook for the coming months.

Q: WHAT CONTRIBUTED TO THE RALLY OF LARGE-COMPANY REAL ESTATE INVESTMENT TRUSTS (REITS)?

A: In the early months of the period, investors pursued high-yielding real estate investments -- regardless of the company's asset quality, property type or long-term prospects. These higher-yielding REITs, many of which tend to be smaller in market capitalization than the REITs comprising your Portfolio, did not participate in last year's rally and appeared to be relatively undervalued. We avoided the temptation to jump on the proverbial bandwagon, believing that our commitment to large, well established real estate companies with strong management and strategic market presence would bear out over the longer term. Large-company REITs rallied when investors resumed a broader strategy of investing across the entire real estate market rather than focusing on just one segment. Naturally, the increased demand pushed prices higher.

      For the six months ended June 30, 2001, total return at net asset value for the Portfolio was 5.90%. The Wilshire Real Estate Securities Index, the Portfolio's benchmark, climbed 9.81% for the same period. A modest representation in smaller-company REITs was largely behind the lag in the Fund's comparative results.

Q:    WHICH SECTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: Despite evidence of an economic slowdown, hotel and retail REITs did surprisingly well. Investors were drawn to their low stock prices and relatively high yields. When prospects turned out to be better than expected, stock prices reacted positively, since expectations were so low. We trimmed assets in the hotel sector late this spring - realizing profits and investing the proceeds in retail investments.

      The outlook for the retail sector is mixed, but we're finding attractive investment opportunities on a stock-by-stock basis. For some time, we've favored established, upper-scale malls rather than strip malls. Many of the shopping mall REITs owned by your Portfolio are undergoing facelifts rather than new construction. This positions the real estate company to increase their growth rates by raising rents rather than taking on new construction debt to finance growth. In recent months, however, we've been investigating strip malls. While this has not been an area of large investment for your Portfolio in the recent past, we think this segment of the retail sector offers defensive qualities in a slowing economy. In addition to being well located, we look for strip malls that are anchored by grocery stores - preferably a national chain rather than a tenuous local store - since they are considered recession resistant. PAN PACIFIC RETAIL PROPERTIES best exemplifies this strategy.

      Multi-family REITs also served the Portfolio well. Long-time holding CAMDEN PROPERTY TRUST owns properties in the southern half of the United States. With its large number of multi-family housing units in Houston, Texas, this REIT proved to be a good way to take advantage of high oil prices and improving economic prospects in a city experiencing high employment growth.

Q:    HAVE CALIFORNIA'S DIFFICULTIES AFFECTED THE PORTFOLIO NEGATIVELY?

A: Indirectly, yes. We've limited the Portfolio's exposure to California by reducing its weighting in REITs with holdings there. However, we believe many of the REITs have been unfairly tarnished in the rush to judgment. ARDEN REALTY is an example of a holding that owns office property primarily in Southern California that should weather the storm better than most. Since the company didn't experience the same level of rent spikes as its peers when the economy was strong, we don't think it will suffer the degree of rent declines expected of its competitors with concentration of properties in San Francisco or San Jose.

Q:    IS THE CURRENT ECONOMIC SLOWDOWN PRESSURING THE OFFICE/INDUSTRIAL SECTOR?

A: Yes. Office and industrial REITs lagged other sectors of the real estate market, particularly in the first three months of the Portfolio's fiscal year, but turned the corner this spring. EQUITY OFFICE PROPERTIES (EOP), one of the sector's most respected REITs and the Portfolio's largest holding, announced its acquisition of SPIEKER PROPERTIES in February. With the merger, which became official on July 2, EOP will derive 75% of its income from properties in ten of the largest metropolitan markets.

Q:    WHAT IS YOUR OUTLOOK?

A: With so many contradictory forces at play in the U.S. economy, it's hard to pinpoint a clear path. We're seeing evidence that demand for commercial real estate is slowing. Some businesses are delaying leasing decisions out of concern for their own prospects or in anticipation of lower leasing rates. However, long-term leases should help REITs bridge the economic slowdown. On a more positive note, REITs provide an inflationary cushion in the form of relatively generous dividend yields, which still appear to be very secure. In addition, consumers remain the driving force behind today's economic growth and their willingness to spend is having a favorable impact on real estate fundamentals. Whatever the future holds for the U.S. economy for the balance of 2001, we believe the Portfolio is diversified across many well managed real estate companies, which possess the ability to operate profitably in a slower growth environment.

                                   [SIDENOTE]

Real-estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                                    [CHART]

U.S. Common Stocks                                                           90%
Short Term Cash Equivalents                                                   7%
International Common Stocks                                                   3%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                                    [CHART]

Real Estate Investment Trusts                                                98%
Real Estate Services                                                          2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Equity Office Properties Trust                                          8.25%
2. Equity Residential Property Trust                                       6.31
3. Archstone Communities Trust                                             4.37
4. Apartment Investment & Management Co.                                   4.31
5. Reckson Associates Realty Corp.                                         4.07

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                                          6/30/01       12/31/00
Net Asset Value per Share                                  $14.87         $14.40

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                 DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                     $0.340         $    --         $   --

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER REAL ESTATE GROWTH VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

                                    [CHART]

                             [PLOT POINTS TO COME]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (real estate investment trusts) (equity and hybrid) and 7% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

Net Asset Value*

Life-of-Portfolio                                                          7.16%
(8/1/00)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

After a brief setback in the first quarter of 2001, your Portfolio surged ahead in the second quarter -- achieving strong performance for the six months ended June 30. The return to favor of large-company real estate companies, which lagged in the early months of the Portfolio's fiscal year, accounts for the renewed momentum. In the following interview, portfolio manager Jeff Caira discusses the factors influencing your Portfolio's rebound and his outlook for the coming months.

Q: WHAT CONTRIBUTED TO THE RALLY OF LARGE-COMPANY REAL ESTATE INVESTMENT TRUSTS (REITS)?

A: In the early months of the period, investors pursued high-yielding real estate investments -- regardless of the company's asset quality, property type or long-term prospects. These higher-yielding REITs, many of which tend to be smaller in market capitalization than the REITs comprising your Portfolio, did not participate in last year's rally and appeared to be relatively undervalued. We avoided the temptation to jump on the proverbial bandwagon, believing that our commitment to large, well established real estate companies with strong management and strategic market presence would bear out over the longer term. Large-company REITs rallied when investors resumed a broader strategy of investing across the entire real estate market rather than focusing on just one segment. Naturally, the increased demand pushed prices higher.

      For the six months ended June 30, 2001, total return at net asset value for the Portfolio was 5.76%. The Wilshire Real Estate Securities Index, the Portfolio's benchmark, climbed 9.81% for the same period. A modest representation in smaller-company REITs was largely behind the lag in the Fund's comparative results.

Q:    WHICH SECTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: Despite evidence of an economic slowdown, hotel and retail REITs did surprisingly well. Investors were drawn to their low stock prices and relatively high yields. When prospects turned out to be better than expected, stock prices reacted positively, since expectations were so low. We trimmed assets in the hotel sector late this spring - realizing profits and investing the proceeds in retail investments.

      The outlook for the retail sector is mixed, but we're finding attractive investment opportunities on a stock-by-stock basis. For some time, we've favored established, upper-scale malls rather than strip malls. Many of the shopping mall REITs owned by your Portfolio are undergoing facelifts rather than new construction. This positions the real estate company to increase their growth rates by raising rents rather than taking on new construction debt to finance growth. In recent months, however, we've been investigating strip malls. While this has not been an area of large investment for your Portfolio in the recent past, we think this segment of the retail sector offers defensive qualities in a slowing economy. In addition to being well located, we look for strip malls that are anchored by grocery stores - preferably a national chain rather than a tenuous local store - since they are considered recession resistant. PAN PACIFIC PROPERTIES best exemplifies this strategy.

      Multi-family REITs also served the Portfolio well. Long-time holding CAMDEN PROPERTY TRUST owns properties in the southern half of the United States. With its large number of multi-family housing units in Houston, Texas, this REIT proved to be a good way to take advantage of high oil prices and improving economic prospects in a city experiencing high employment growth.

Q:    HAVE CALIFORNIA'S DIFFICULTIES AFFECTED THE PORTFOLIO NEGATIVELY?

A: Indirectly, yes. We've limited the Portfolio's exposure to California by reducing its weighting in REITs with holdings there. However, we believe many of the REITs have been unfairly tarnished in the rush to judgment. ARDEN REALTY is an example of a holding that owns office property primarily in Southern California that should weather the storm better than most. Since the company didn't experience the same level of rent spikes as its peers when the economy was strong, we don't think it will suffer the degree of rent declines expected of its competitors with concentration of properties in San Francisco or San Jose.

Q:    IS THE CURRENT ECONOMIC SLOWDOWN PRESSURING THE OFFICE/INDUSTRIAL SECTOR?

A: Yes. Office and industrial REITs lagged other sectors of the real estate market, particularly in the first three months of the Portfolio's fiscal year, but turned the corner this spring. EQUITY OFFICE PROPERTIES (EOP), one of the sector's most respected REITs and the Portfolio's largest holding, announced its acquisition of SPIEKER PROPERTIES in February. With the merger, which became official on July 2, EOP will derive 75% of its income from properties in ten of the largest metropolitan markets.

Q:    WHAT IS YOUR OUTLOOK?

A: With so many contradictory forces at play in the U.S. economy, it's hard to pinpoint a clear path. We're seeing evidence that demand for commercial real estate is slowing. Some businesses are delaying leasing decisions out of concern for their own prospects or in anticipation of lower leasing rates. However, long-term leases should help REITs bridge the economic slowdown. On a more positive note, REITs provide an inflationary cushion in the form of relatively generous dividend yields, which still appear to be very secure. In addition, consumers remain the driving force behind today's economic growth and their willingness to spend is having a favorable impact on real estate fundamentals. Whatever the future holds for the U.S. economy for the balance of 2001, we believe the Portfolio is diversified across many well managed real estate companies, which possess the ability to operate profitably in a slower growth environment.

                                   [SIDENOTE]

Real-estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.

PIONEER GROWTH SHARES VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                                    [CHART]

U.S. Common Stocks                                                           91%
Depositary Receipts for International Stocks                                  1%
Short-Term Cash Equivalents                                                   8%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                                    [CHART]

Technology                                                                   28%
Energy                                                                        2%
Utilities                                                                     2%
Consumer Cyclicals                                                            2%
Communication Services                                                        6%
Capital Goods                                                                 6%
Financials                                                                   11%
Consumer Staples                                                             16%
Health Care                                                                  27%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Pfizer, Inc.                                                            6.22%
2. AOL Time-Warner                                                         5.97
3. Microsoft Corp.                                                         5.35
4. Oracle Corp.                                                            4.32
5. American Home Products Corp.                                            4.07

PRICES AND DISTRIBUTIONS

                                                           6/30/01      12/31/00
Net Asset Value per Share                                   $16.82        $18.50

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                 DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                     $   --         $    --         $    --

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER GROWTH SHARES VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and the Russell 1000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

                             [PLOT POINTS TO COME]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

Net Asset Value*

Life-of-Portfolio                                                       -12.85%
(5/1/00)
1 Year                                                                  -15.98%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

The first six months of 2001 constituted an extremely challenging period, especially for strategies that emphasized investments in growing companies, rather than more value-oriented strategies. In the following interview, Eric J. Weigel discusses the factors that influenced the performance of Pioneer Growth Shares VCT Portfolio during the six months that ended June 30, 2001. Mr. Weigel, Senior Vice President of Pioneer, is responsible for monitoring the Portfolio and implementing the decisions of the Portfolio's management team.

Q:    HOW DID THE PORTFOLIO PERFORM DURING THE SIX-MONTH PERIOD?

A: Pioneer Growth Shares VCT Portfolio had a negative return, despite substantially outperforming its peer group of mutual funds. For the six months ending June 30, 2001, the Portfolio's Class II shares returned -9.08% at net asset value. For the same period, the Standard & Poor's 500 Index and the Russell 1000 Index, two benchmarks for large company investing, returned -6.68% and -7.05%, respectively. The indexes include both growth stocks, which the Portfolio emphasizes, and value stocks, which tended to outperform growth stocks during the period.

Q: WHAT TYPES OF INVESTMENTS DID YOU EMPHASIZE, AND WHAT TYPES OF INVESTMENTS DID YOU DEEMPHASIZE?

A: The Portfolio targeted companies with solid growth characteristics, but in relatively defensive sectors. Technology stocks were slightly underweighted because we thought the worst of their slump was not over. When we did invest in growing tech companies, they were corporations such as HEWLETT-PACKARD, a well diversified company with established earnings and a stock price that was not excessive. New investments included companies such as KIMBERLY-CLARK, the paper products company, and SAFEWAY, both of which had attractive growth rates for 2001, although their long-term growth prospects did not match those of many in the technology sector. Our focus was on firms with visible earnings and reasonable stock valuations. Despite maintaining this moderate growth strategy, we did invest selectively in several biotechnology companies because of their strong underlying fundamental qualities and their compelling long-term growth potential. These investments included HUMAN GENOME SCIENCES, BIOVAIL and GENZYME.

      Also during the six months, we completed the Portfolio's transition to a less concentrated growth strategy. As a result, the number of holdings, which had been as low as 30 a year earlier, increased to 48, as of June 30, 2001.

Q: WHAT WERE SOME OF THE INVESTMENTS THAT HELPED PERFORMANCE, AND WHICH INVESTMENTS MOST DETRACTED FROM THE PORTFOLIO'S RETURNS?

A: MICROSOFT and AOL TIME-WARNER, two stocks added to the Portfolio late in 2000, were excellent performers. Scientific Atlanta, an industry leader in developing and manufacturing control boxes for television sets connected to cable systems, was another positive contributor to the Portfolio's return. The Portfolio's performance also was helped by our health care industry stock selections.

      The three companies that proved to be the largest detractors from performance were EMC, AMERICAN TOWER and I2 Technologies. Our analysts still believe EMC, the leader in storage technology for computer networks, and AMERICAN TOWER, which owns and operates towers for wireless telecommunications systems, have strong fundamentals and excellent growth prospects, despite their poor performance during the period. However, we have sold the Portfolio's position in I2 Technologies, which produces software for business-to-business applications, after our analysis concluded its growth prospects had deteriorated. Our underweighting in consumer cyclical stocks also worked against the Portfolio's performance. The Federal Reserve Board's cuts in short-term interest rates had a more positive impact on these companies than we had anticipated.

Q:    WHAT IS YOUR OUTLOOK?

A: We are cautiously optimistic. We think the market environment should improve, perhaps starting in the fourth quarter of 2001 as investors start anticipating an economic recovery in 2002. While the bottom of the slump in the technology industry could occur in the third or fourth quarter of this year, most of the worst news probably already is reflected in the current stock prices of technology companies. As this year progresses, the equity market's focus may shift from worries about past earnings problems toward an expectation that earnings could increase as economic growth accelerates.

      It's almost impossible to guess when a market downturn has hit bottom and stocks are ready to recover, but we are working to position the Portfolio to take advantage of fast-growing companies in an improving environment. During the next few months, we will watch market trends carefully and may begin moving into a more aggressive growth style. While we do not intend to act hastily, we also do not intend to wait too long. Growth stocks lost value faster than other sectors of the market as the economy slowed. These stocks could well be among the fastest-rising areas of the market as economic activity picks up, and we want the Portfolio to benefit from their potential.

PIONEER FUND VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                                    [CHART]

U.S. Common Stocks                                                         91.0%
Short-Term Cash Equivalents                                                 1.8%
International Common Stocks                                                 2.1%
Depositary Receipts for International Stocks                                5.1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                                    [CHART]

Technology                                                                   21%
Utilities                                                                     2%
Transportation                                                                3%
Basic Materials                                                               3%
Capital Goods                                                                 7%
Energy                                                                        8%
Communication Services                                                        8%
Consumer Staples                                                             10%
Health Care                                                                  10%
Consumer Cyclicals                                                           13%
Financials                                                                   15%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. IBM Corp.                                                               2.49%
2. Schering Plough Corp.                                                   2.46
3. Verizon Communications, Inc.                                            2.37
4. SBC Communications Inc.                                                 2.35
5. Exxon Mobil Corp.                                                       1.82

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                                     6/30/01        12/31/00
Net Asset Value per Share                            $20.32          $22.65

DISTRIBUTIONS PER SHARE               INCOME        SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                  DIVIDENDS     CAPITAL GAIN    CAPITAL GAIN
                                      $0.070        $0.293          $0.722

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

                             [PLOT POINTS TO COME]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indices.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

Net Asset Value*

Life-of-Portfolio                                                        -6.00%
(5/1/00)
1 Year                                                                   -8.03%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

In the following discussion John Carey, the portfolio manager for Pioneer Fund VCT Portfolio, discusses the factors that had an impact on the Portfolio's performance over the last six months.

Q: DESCRIBE THE FIRST SIX MONTHS OF 2001 IN THE STOCK MARKET, AND DISCUSS THE PERFORMANCE OF PIONEER FUND VCT PORTFOLIO DURING THE PERIOD.

A: Overall the stock market did fairly poorly during the six months ended June 30, 2001. While a rally in the second quarter helped reduce the losses from earlier in the year, both the market as a whole as measured by the Standard & Poor's 500 Index and the Portfolio showed declines. Class II shares of Pioneer Fund VCT Portfolio declined 5.48% at net asset value for the six months, and the S&P 500 lost 6.68%.

      We would attribute our outperformance of the S&P to our somewhat more conservative posture with respect to some of the growth stocks in the market. The Portfolio was also helped by some bright spots of good performance from individual stocks in a number of sectors including technology and transportation. At the same time, we had our share of stocks in technology as well as in capital goods and consumer staples that did not do well.

Q:    WHAT OPPORTUNITIES DO YOU SEE IN TODAY'S MARKET?

A: A market like the one we have seen over the past year or so is challenging for investors. Sitting tight with stocks that are going down not only tests one's patience, but also can put some doubt in one's mind about the companies of which one had formerly thought highly. It has been our long experience that it is precisely at such difficult times that one can often find the best long-term bargains in the market. We have consequently taken a very active approach during the past few months. In fact, in the second quarter we initiated ten new positions. While the near-term prospects for several of the companies are uncertain, we think that all the companies have attractive opportunities over the next few years to show earnings results, by our analysis, not reflected in their current share prices.

      Controlling risk in the Portfolio is an objective whether the market is doing well or not. We control risk in a number of different ways. First of all, we emphasize high quality companies in each sector and industry. Secondly, we keep the Portfolio quite diversified so that we are not exposed to excessive risk from individual stock or sector exposures. Finally, we pay a lot of attention to relative valuations, with the objective of structuring the Portfolio in a conservative manner. Of course no risk control procedures are infallible, but we take every step we can to temper the volatility of the market.

Q:    CAN YOU ELABORATE ON YOUR RECENT PURCHASES IN THE PORTFOLIO?

A: Our purchases in the second quarter included stocks in several sectors. In capital goods, CATERPILLAR is well known for its construction equipment, but the company is also a premier producer of diesel engines and power-generation equipment. MINNESOTA MINING & MANUFACTURING has put together an admirably consistent record over a long period of time in the adhesives business. UNITED TECHNOLOGIES is probably best known for its aircraft engines, but it is also an early entrant in the intriguing fuel-cell engine area. Our new position in consumer cyclicals was GENERAL MOTORS, whose management shows renewed commitment to improving shareholder value at the massive, global, auto and truck manufacturer.

      In energy we purchased shares of the large oil-drilling and equipment company HALLIBURTON, which we think has prospects for growth as the world comes to terms with rising energy needs. NOVARTIS, the Swiss-based drug company, is our new name in health care, due to the attractive prospects we see for the company's pharmaceutical business and the relatively moderate valuation of the company's stock. Finally, the market sell-off gave us what we felt were rare chances to take - or in a couple cases to resume - positions in some of the premier names in the technology sector. NOKIA has without question been the most successful producer of cellular telephones in recent years. DELL COMPUTER likewise, has set the standard in the manufacture and distribution of personal computers. With respect to SUN MICROSYSTEMS and ORACLE, we had sold out of both companies' stocks, at very significant profits, in the first quarter of the year 2000. At much lower prices than those at which we sold, we have now re-purchased shares in the two companies.

Q:    WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A: We believe that the economy will show signs of improvement by late this year or early next year, and we are optimistic for the stock market as a result. Looking ahead, we think that the interest-rate cuts and income-tax reductions will have a stimulative effect on the economy. And we see signs that some of the excessive inventories are being worked down and that companies are succeeding at rationalizing their capital plant. We are also encouraged that consumer confidence has held up reasonably well. We feel that the Portfolio is well positioned for the resumption of economic growth, and in the months ahead we shall continue making adjustments in the Portfolio we hope will be productive of good investment returns. In the meantime, we are very appreciative of your support and interest.

                                   [SIDENOTE]

On May 1, 2000 the name of Growth & Income Portfolio changed to Pioneer Fund VCT Portfolio.

PIONEER EQUITY-INCOME VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

                                    [CHART]

U.S. Common Stocks                                                         93.8%
U.S. Convertible Securities                                                 1.9%
Short-Term Cash Equivalents                                                 4.3%


SECTOR DISTRIBUTION
(As a percentage of equity holdings)

                                    [CHART]

Technology                                                                    5%
Consumer Cyclicals                                                            6%
Consumer Staples                                                              7%
Financials                                                                   19%
Communication Services                                                       12%
Health Care                                                                  11%
Energy                                                                       11%
Other                                                                         4%
Utilities                                                                    20%
Capital Goods                                                                 5%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Exxon Mobil Corp.                                                       3.97%
2. SBC Communications, Inc.                                                3.72
3. Verizon Communications, Inc.                                            3.45
4. Constellation Energy Group                                              3.37
5. Chevron Corporation                                                     3.16

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                                           6/30/01      12/31/00
Net Asset Value per Share                                  $19.25       $21.37

DISTRIBUTIONS PER SHARE               INCOME       SHORT-TERM       LONG-TERM
(12/31/00 - 6/30/01)                  DIVIDENDS    CAPITAL GAIN     CAPITAL GAIN
                                      $0.180       $   --           $1.064

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER EQUITY-INCOME VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                    [CHART]

                             [PLOT POINTS TO COME]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2001)

Net Asset Value*

Life-of-Portfolio                                                          4.38%
(9/14/99)
1 Year                                                                    10.27%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

In the following discussion, John Carey gives an overview of the market environment and Pioneer Equity-Income VCT Portfolio's performance over the past six months.

Q: WHAT WERE THE RESULTS FOR CLASS II SHARES OF PIONEER EQUITY-INCOME VCT PORTFOLIO FOR THE LAST SIX MONTHS, AND WHAT CONTRIBUTED TO THE RESULTS?

A: The six months ended June 30, 2001, were quite difficult ones in the stock market. Class II shares of Pioneer Equity-Income VCT Portfolio ended the period with a -4.07% return at net asset value. By comparison the unmanaged Standard & Poor's 500 Index showed a 6.68% decline. While we were disappointed that the Portfolio showed a loss, we were pleased that its results held up better than the market as a whole as measured by the S&P.

Q:    WHAT CONTRIBUTED TO THE PORTFOLIO'S OUTPERFORMANCE OF THE S&P 500 INDEX?

A: The major reasons for the Portfolio's performance relative to the S&P 500 were our significant portfolio underweighting throughout the period in the troubled technology sector and the generally conservative valuations of stocks in the portfolio. Otherwise a number of stocks stood out on the plus side, in a variety of industries. GORMAN-RUPP, a manufacturer of pumps, JOHNSON CONTROLS, a maker of automobile seats, and Old Kent Financial, the recipient of a generous tender offer from FIFTH THIRD BANCORP all did well during the period. For us, the period demonstrated the importance of diversification, emphasis on high quality at reasonable valuations and patience.

Q: WERE THERE SOME STOCKS THAT LAGGED THE REST OF THE PORTFOLIO, AND WHAT IS YOUR VIEW ON THOSE STOCKS GOING FORWARD?

A: The communication services and health care sectors were both spotty. For Pioneer Equity-Income VCT Portfolio, the major investments in communications services are the "Baby Bells," the successors to the original seven telephone companies spun out from the old AT&T at the beginning of 1984. Today only Bell South remains within its shell, that is, the business territory it had at the start. VERIZON, by contrast, represents the combination of investments our Portfolio made in Bell Atlantic, NYNEX, and the non-AT&T company GTE, all of which have merged in recent years. Similarly, SBC includes the original Bell operating companies Southwestern Bell, Ameritech, and Pacific Telesis. Former holding US West was acquired by Qwest, and because of a dramatic reduction in the dividend payment by the new controlling entity we decided to part company with it after the merger was completed last summer. We also have some shares in SPRINT and ALLTEL. We have avoided the debacles of the start-up telecommunications companies.

      With regard to health care, our positioning is similarly conservative, at least by our lights. We emphasized large pharmaceutical companies and generally kept away from volatile biotechnology, hospital-management, managed-care, and medical-products companies. Over the life of the Portfolio, some of our very best stock-price performance has come from pharmaceutical investments. The recent underperformance resulted, we think, from some specific concerns with regard to some of the companies, sector rotation in the market as shorter-term investors moved into other sectors and profit taking after the very good relative performance of pharmaceuticals in calendar year 2000. We continue to see great potential for the pharmaceutical stocks we own over the next several years. Indeed we took advantage of the weakness in the group to add one stock, ELI LILLY.

Q:    WHAT LIES AHEAD FOR THE MARKET?

A: Like everyone we watch the economic numbers. Clearly they show that things have slowed down and that investors are not altogether unjustified in thinking significant risks exist. Inventories are still out of line in some areas, and excess capacity in some industries surely exists. But is there anything really out of the ordinary about any of this? Are people correct in maintaining that "this time is different" (that is, much worse than normal), even when they were not at all correct before the slowdown in maintaining that "this time is different" (that is, much better than ever, a new paradigm)? No, we think they are just as wrong now. The business cycle can be rough. We are going through one of the periods of adjustment that we need to go through from time to time if excesses are not to become even more excessive and wrong turns by companies are not to end in total corporate destruction.

      Already, though, there are glimmers of light, we think, between the more distant trees in these woods in which we still find ourselves. Some companies are actually beginning to show results a bit better than expected. In any case, we intend to do what we always aim to do, which is to watch our investments closely, to make changes we believe indicated by their relative, long-term prospects, and otherwise sit patiently and wait. Thank you very much for your continued interest in the Portfolio.

PIONEER MID-CAP VALUE VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)

SHARES                                                                     VALUE
            COMMON STOCKS - 95.2%
            BASIC MATERIALS - 4.0%
            ALUMINUM - 1.0%
    34,000  Alcoa, Inc.                                             $  1,339,600
                                                                    ------------

            CHEMICALS - 0.4%
    54,000  IMC Global, Inc.                                        $    550,800
                                                                    ------------

            CHEMICALS (SPECIALTY) - 1.2%
    89,000  Wellman, Inc.                                           $  1,593,100
                                                                    ------------

            METALS MINING - 0.6%
    37,000  Massey Energy                                           $    731,120
                                                                    ------------

            PAPER & FOREST PRODUCTS - 0.8%
    23,000  Bowater, Inc.                                           $  1,029,020
                                                                    ------------
            TOTAL BASIC MATERIALS                                   $  5,243,640
                                                                    ------------
            CAPITAL GOODS - 7.2%
            AEROSPACE/DEFENSE - 0.9%
    15,500  General Dynamics Corp.                                  $  1,206,055
                                                                    ------------

            ELECTRICAL EQUIPMENT - 1.8%
    40,000  American Power Conversion Corp.*                        $    630,000
    35,000  SCI Systems, Inc.*                                           892,500
    38,000  Vishay Intertechnology, Inc.*                                874,000
                                                                    ------------
                                                                    $  2,396,500
                                                                    ------------

            MACHINERY (DIVERSIFIED) - 1.8%
    20,500  Deere & Co.                                             $    775,925
    63,000  Kaydon Corp.                                               1,615,950
                                                                    ------------
                                                                    $  2,391,875
                                                                    ------------

            METAL FABRICATORS - 0.7%
    58,000  Brush Engineered Materials, Inc.                        $    928,000
                                                                    ------------

            WASTE MANAGEMENT - 2.0%
    45,000  Republic Services, Inc.*                                $    893,250
    54,000  Waste Management, Inc.                                     1,664,280
                                                                    ------------
                                                                    $  2,557,530
                                                                    ------------
            TOTAL CAPITAL GOODS                                     $  9,479,960
                                                                    ------------
            COMMUNICATION SERVICES - 5.0%
            CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.8%
    45,000  Sprint Corp. PCS  Group*                                $  1,086,750
                                                                    ------------

            TELEPHONE - 4.2%
    29,000  Alltel Corp.                                            $  1,776,540
    52,000  BroadWing, Inc.*                                           1,271,400
    38,500  Century Telephone Enterprises, Inc.                        1,166,550
    12,000  Telephone and Data Systems, Inc.                           1,305,000
                                                                    ------------
                                                                    $  5,519,490
                                                                    ------------
            TOTAL COMMUNICATION SERVICES                            $  6,606,240
                                                                    ------------
            CONSUMER CYCLICALS - 12.2%
            AUTO PARTS & EQUIPMENT - 0.8%
    25,000  ITT Industries, Inc.                                    $  1,106,250
                                                                    ------------

            GAMING & LOTTERY COMPANIES - 0.5%
    49,800  Park Place Entertainment Corp.*                         $    602,580
                                                                    ------------

            HOUSEHOLD FURNISHING & APPLIANCES - 0.3%
    14,000  Ethan Allen Interiors, Inc.                             $    455,000
                                                                    ------------

            LEISURE TIME (PRODUCTS) - 1.3%
    89,000  Mattel, Inc.                                            $  1,683,880
                                                                    ------------

            PUBLISHING - 0.3%
    53,000  Primedia, Inc.*                                         $    359,870
                                                                    ------------

            RETAIL (COMPUTERS & ELECTRONICS) - 0.4%
    19,000  Radioshack Corp.                                        $    579,500
                                                                    ------------

            RETAIL (DEPT STORES) - 1.1%
    54,000  J.C. Penney Co., Inc.                                   $  1,423,440
                                                                    ------------

            RETAIL (DISCOUNTERS) - 0.8%
    39,000  Family Dollar Stores, Inc.                              $    999,570
                                                                    ------------

            RETAIL (SPECIALTY) - 2.2%
    22,000  Borders Group, Inc.*                                    $    492,800
    84,000  Cole National Corp.*                                       1,239,000
    80,000  Venator Group, Inc.*                                       1,224,000
                                                                    ------------
                                                                    $  2,955,800
                                                                    ------------

            SERVICES (COMMERCIAL & CONSUMER) - 3.6%
    36,000  IMS Health, Inc.                                        $  1,026,000
    58,500  Regis Corp.                                                1,227,915
    36,000  Sabre Group Holdings, Inc.*                                1,800,000
   112,000  Service Corp. International*                                 712,320
                                                                    ------------
                                                                    $  4,766,235
                                                                    ------------

            TEXTILES (APPAREL) - 0.9%
    27,000  Jones Apparel Group, Inc.*                              $  1,166,400
                                                                    ------------
            TOTAL CONSUMER CYCLICALS                                $ 16,098,525
                                                                    ------------
            CONSUMER STAPLES - 8.6%
            BROADCASTING (CABLE/TELEVISION/RADIO) - 1.7%
    12,000  Cablevision Systems Corp.*                              $    702,000
    53,000  USA Networks, Inc.*                                        1,494,070
                                                                    ------------
                                                                    $  2,196,070
                                                                    ------------

            FOODS - 0.7%
    15,000  Hershey Foods Corp.                                     $    925,650
                                                                    ------------

            HOUSEWARES - 0.8%
    27,000  Fortune Brands, Inc.                                    $  1,035,720
                                                                    ------------

            RESTAURANTS - 2.6%
   110,000  Lone Star Steakhouse & Saloon, Inc.                     $  1,428,900
    45,000  Tricon Global Restaurants, Inc.*                           1,975,500
                                                                    ------------
                                                                    $  3,404,400
                                                                    ------------

            RETAIL STORES (FOOD CHAINS) - 0.4%
    22,500  Kroger Co.*                                             $    562,500
                                                                    ------------

            SERVICES (EMPLOYMENT) - 0.8%
   142,000  Modis Professional Services, Inc.*                      $    979,800
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            SPECIALTY PRINTING - 1.6%
    92,000  John H. Harland Co.                                     $  2,143,600
                                                                    ------------
            TOTAL CONSUMER STAPLES                                  $ 11,247,740
                                                                    ------------
            ENERGY - 6.6%
            OIL & GAS (DRILLING & EQUIPMENT) - 2.3%
    42,000  ENSCO International, Inc.                               $    982,800
    23,000  Noble Drilling Corp.*                                        753,250
    27,000  Weatherford International, Inc.*                           1,296,000
                                                                    ------------
                                                                    $  3,032,050
                                                                    ------------

            OIL & GAS (PRODUCTION/EXPLORATION) - 2.0%
    18,000  Burlington Resources, Inc.                              $    719,100
    12,000  Newfield Exploration Co.*                                    384,720
    54,000  Ocean Energy, Inc.                                           942,300
    36,000  Pioneer Natural Resources Co.*                               613,800
                                                                    ------------
                                                                    $  2,659,920
                                                                    ------------

            OIL & GAS (REFINING & MARKETING) - 0.9%
    14,000  Ultramar Diamond Shamrock Corp.                         $    661,500
    13,000  Valero Energy Corp.                                          478,140
                                                                    ------------
                                                                    $  1,139,640
                                                                    ------------

            OIL (DOMESTIC INTEGRATED) - 1.4%
    11,500  Amerada Hess Corp.                                      $    929,200
    33,000  Conoco, Inc.                                                 930,600
                                                                    ------------
                                                                    $  1,859,800
                                                                    ------------
            TOTAL ENERGY                                            $  8,691,410
                                                                    ------------
            FINANCIALS - 18.4%
            BANKS (MAJOR REGIONAL) - 2.9%
    27,000  BB&T Corp.                                              $    990,900
    20,600  Boston Private Financial Holdings, Inc.*                     461,440
    13,000  Comerica, Inc.                                               748,800
    22,700  National City Corp.                                          698,706
    36,000  SouthTrust Corp.                                             936,000
                                                                    ------------
                                                                    $  3,835,846
                                                                    ------------

            BANKS (REGIONAL) - 3.7%
    27,000  First Tennessee National Corp.                          $    937,170
    23,000  Marshall & Ilsley Corp.                                    1,239,700
    40,000  North Fork Bancorp, Inc.                                   1,240,000
    32,000  TCF Financial Corp.                                        1,481,920
                                                                    ------------
                                                                    $  4,898,790
                                                                    ------------

            CONSUMER FINANCE - 1.6%
    16,000  Countrywide Credit Industries, Inc.                     $    734,080
    18,000  The PMI Group, Inc.                                        1,307,880
                                                                    ------------
                                                                    $  2,041,960
                                                                    ------------

            FINANCIAL (DIVERSIFIED) - 1.4%
    13,500  Indymac Bancorp, Inc.*                                  $    361,800
    11,500  John Hancock Financial Services, Inc.                        462,990
    14,000  SLM Holdings Corp.                                         1,022,000
                                                                    ------------
                                                                    $  1,846,790
                                                                    ------------

            INSURANCE (LIFE/HEALTH) - 0.7%
    19,000  Jefferson - Pilot Corp.                                 $    918,080
                                                                    ------------

            INSURANCE (PROPERTY-CASUALTY) - 5.3%
    29,500  Ace Ltd.*                                               $  1,153,155
    14,500  Allmerica Financial Corp.*                                   833,750
    27,000  Arch Capital Group Ltd.*                                     425,250
    16,000  Exel Ltd.                                                  1,313,600
     7,500  Markel Corp.*                                              1,473,750
    18,500  MBIA Inc.                                                  1,030,080
    14,000  Partnerre Ltd.                                               775,600
                                                                    ------------
                                                                    $  7,005,185
                                                                    ------------

            INVESTMENT BANK/BROKERAGE - 2.0%
    29,800  Edwards (A.G.), Inc.                                    $  1,341,000
    67,000  E*Trade Group, Inc.                                          432,150
    11,000  Lehman Brothers Holdings, Inc.                               855,250
                                                                    ------------
                                                                    $  2,628,400
                                                                    ------------

            SAVINGS & LOAN COMPANIES - 0.8%
    33,500  Charter One Financial, Inc.                             $  1,068,650
                                                                    ------------
            TOTAL FINANCIALS                                        $ 24,243,701
                                                                    ------------
            HEALTH CARE - 8.2%
            BIOTECHNOLOGY - 0.4%
     8,400  Biogen, Inc.*                                           $    456,624
                                                                    ------------

            HEALTH CARE (DRUGS-GENERIC & OTHER) - 1.9%
    45,000  Alpharma Inc.                                           $  1,226,250
     4,500  Barr Laboratories Inc.*                                      316,845
    34,000  Mylan Laboratories Inc.                                      956,420
                                                                    ------------
                                                                    $  2,499,515
                                                                    ------------

            HEALTH CARE (HOSPITAL MANAGEMENT) - 2.5%
    31,500  HCA Inc.                                                $  1,423,485
    43,000  Health Management Associates, Inc.*                          904,720
    34,000  Triad Hospitals, Inc.*                                     1,001,980
                                                                    ------------
                                                                    $  3,330,185
                                                                    ------------

            HEALTH CARE (MANAGED CARE) - 1.3%
    18,000  Wellpoint Health Networks, Inc.*                        $  1,696,320
                                                                    ------------

            HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 2.1%
    54,000  Apogent Technologies, Inc.                              $  1,328,400
    29,500  Becton, Dickinson & Co.                                    1,055,805
    18,000  Sybron Dental Specialities*                                  368,820
                                                                    ------------
                                                                    $  2,753,025
                                                                    ------------
            TOTAL HEALTH CARE                                       $ 10,735,669
                                                                    ------------
            TECHNOLOGY - 15.5%
            COMMUNICATIONS EQUIPMENT - 3.6%
    90,000  ADC Telecommunications, Inc.*                           $    594,000
   111,000  Avaya, Inc.*                                               1,520,700
    26,700  CommScope, Inc.*                                             627,450
    45,000  Harris Corp.                                               1,224,450
    40,000  Tellabs, Inc.*                                               771,200
                                                                    ------------
                                                                    $  4,737,800
                                                                    ------------

SHARES                                                                     VALUE
            COMPUTER (HARDWARE) - 1.8%
    56,000  Gateway 2000, Inc.*                                     $    921,200
    31,500  NCR Corp.*                                                 1,480,500
                                                                    ------------
                                                                    $  2,401,700
                                                                    ------------

            COMPUTERS (PERIPHERALS) - 1.2%
   115,000  Storage Technology Corp.*                               $  1,582,400
                                                                    ------------

            COMPUTERS (SOFTWARE & SERVICES) - 1.5%
    11,000  Adobe Systems, Inc.                                     $    517,000
   140,000  Informix Corp.*                                              817,600
    14,000  Symantec Corp.*                                              611,660
                                                                    ------------
                                                                    $  1,946,260
                                                                    ------------

            ELECTRONICS (DEFENSE) - 0.5%
    23,000  Raytheon Co.                                            $    610,650
                                                                    ------------

            ELECTRONICS (SEMICONDUCTORS) - 3.2%
   153,000  Adaptec, Inc.*                                          $  1,520,820
   105,000  Atmel Corp.*                                               1,416,450
    31,400  Cypress Semiconductor Corp.*                                 748,890
    42,000  Roxio, Inc*                                                  546,000
                                                                    ------------
                                                                    $  4,232,160
                                                                    ------------

            PHOTOGRAPHY/IMAGING - 2.8%
   144,000  Imation Corp.*                                          $  3,628,800
                                                                    ------------

            SERVICES (DATA PROCESSING) - 0.9%
    34,000  Equifax, Inc.*                                          $  1,247,120
            TOTAL TECHNOLOGY                                        $ 20,386,890
                                                                    ------------
            TRANSPORTATION - 0.6%
            RAILROADS - 0.6%
    20,500  Canadian National Railway Co.                           $    830,250
                                                                    ------------
            TOTAL TRANSPORTATION                                    $    830,250
                                                                    ------------
            UTILITIES - 8.9%
            ELECTRIC COMPANIES - 6.3%
    18,000  Allegheny Energy, Inc.                                  $    868,500
    16,000  Constellation Energy Group                                   681,600
    47,500  CMS Energy Corp.                                           1,322,875
    27,000  DPL, Inc.                                                    781,920
    15,500  DQE, Inc.                                                    348,750
    27,000  DTE Energy Co.                                             1,253,880
    17,000  Exelon Corp.                                               1,090,040
    14,000  Kansas City Power & Light Co.                                343,700
    81,000  Montana Power Co.                                            939,600
    23,000  UtiliCorp United, Inc.                                       702,650
                                                                    ------------
                                                                    $  8,333,515
                                                                    ------------

            NATURAL GAS - 1.9%
    37,500  KeySpan Energy Corp.                                    $  1,368,000
    33,500  Williams Companies, Inc.                                   1,103,825
                                                                    ------------
                                                                    $  2,471,825
                                                                    ------------

            POWER PRODUCERS (INDEPENDENT) - 0.7%
    36,000  Orion Power Holdings, Inc.*                             $    857,160
                                                                    ------------
            TOTAL UTILITIES                                         $ 11,662,500
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $109,991,620)                                     $125,226,525
                                                                    ------------

PRINCIPAL
AMOUNT
            TEMPORARY CASH INVESTMENT - 4.8%
            COMMERCIAL PAPER - 4.8%
$6,304,000  Travelers Corp., 4.12%, 7/2/01                          $  6,304,000
                                                                    ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $6,304,000)                                       $  6,304,000
                                                                    ------------
            TOTAL COMMON STOCKS
            AND TEMPORARY CASH INVESTMENT - 100%
            (Cost $116,295,620)                                     $131,530,525
                                                                    ------------

*     Non-income producing security

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 6/30/01  (UNAUDITED)

SHARES                                                                     VALUE
            COMMON STOCKS - 92.5%
            CONSUMER CYCLICALS - 2.0%
            LODGING - HOTELS - 2.0%
    20,800  Starwood Hotels & Resorts                               $    775,424
                                                                    ------------
            TOTAL CONSUMER CYCLICALS                                $    775,424
                                                                    ------------
            FINANCIALS - 90.5%
            REAL ESTATE INVESTMENT TRUSTS - 87.5%
    16,700  AMB Property Corp.                                      $    430,192
    31,100  Apartment Investment & Management Co.                      1,499,020
    58,900  Archstone Communities Trust                                1,518,442
    21,800  Arden Realty Group, Inc.                                     582,060
    21,700  Avalonbay Communities, Inc.                                1,014,475
    24,400  Boston Properties, Inc.                                      997,960
    31,200  Brandywine Realty Trust                                      700,440
    22,700  Camden Property Trust                                        833,090
    12,800  Charles E. Smith Residential Realty, Inc.                    641,920
     2,400  Corporate Office Properties                                   24,000
    39,600  Cousins Properties, Inc.                                   1,063,260
    53,500  Duke Realty Investments, Inc.                              1,329,475
    90,657  Equity Office Properties Trust                             2,867,481
    38,800  Equity Residential Property Trust                          2,194,140
    22,400  Essex Property Trust, Inc.                                 1,109,920
     2,000  First Industrial Realty Trust, Inc.                           64,280
    32,800  Franchise Finance Corporation of America                     823,608
    16,500  General Growth Properties, Inc.                              649,440
    13,900  Glimcher Realty Trust                                        248,810
    19,500  Home Properties of NY, Inc.                                  586,950
    74,890  Host Marriott Corp.                                          937,623
    23,900  Inkeepers USA Trust                                          286,322
     9,200  Kimco Realty Corp.                                           435,620
    46,300  Liberty Property Trust                                     1,370,480
    37,900  Mission West Properties Inc.                                 458,590
    12,900  Pan Pacific Retail Properties, Inc.                          335,400
    21,200  Parkway Properties, Inc.                                     747,300
    53,000  Prentiss Properties Trust                                  1,393,900
    43,600  ProLogis Trust                                               990,592
     1,615  Public Storage, Inc.(Depository Shares)                       39,600
    38,400  Public Storage, Inc.                                       1,138,560
    61,500  Reckson Associates Realty Corp.                            1,414,500
    40,600  Simon DeBartolo Group, Inc.                                1,216,782
     6,200  Spieker Properties, Inc.                                     371,690
    10,800  Storage USA, Inc.                                            388,800
    34,300  The Macerich Co.                                             850,640
    13,500  United Dominion Realty Trust, Inc.                           193,725
    28,200  Vornado Realty Trust                                       1,100,928
                                                                    $ 32,850,015
                                                                    ------------

            REAL ESTATE COMPANIES - 3.0%
    62,200  Trizec Hahn Corp.                                       $  1,131,418
                                                                    ------------
            TOTAL FINANCIALS                                        $ 33,981,433
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $29,183,666)                                      $ 34,756,857
                                                                    ------------

PRINCIPAL
AMOUNT
            TEMPORARY CASH INVESTMENT - 7.5%
            REPURCHASE AGREEMENT - 7.5%
$2,800,000  Credit Suisse First Boston, Inc., 3.95%,
            dated 6/29/01, repurchase price of
            $2,800,000 plus accrued interest on
            7/2/01 collateralized by $2,903,000
            U.S. Treasury Notes, 3.51%, 12/13/01                    $  2,800,000
                                                                    ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $2,800,000)                                       $  2,800,000
                                                                    ------------
            TOTAL COMMON STOCKS AND
            TEMPORARY CASH INVESTMENT
            (Cost $31,983,666)                                      $ 37,556,857
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)

SHARES                                                                     VALUE
            COMMON STOCKS - 89.1%
            CAPITAL GOODS - 5.6%
            ELECTRICAL EQUIPMENT - 3.3%
    63,100  General Electric Co.                                    $  3,076,125
                                                                    ------------

            MANUFACTURING (DIVERSIFIED) - 2.3%
    40,100  Tyco International Ltd.                                 $  2,185,450
                                                                    ------------
            TOTAL CAPITAL GOODS                                     $  5,261,575
                                                                    ------------
            COMMUNICATION SERVICES - 5.4%
            CELLULAR/WIRELESS TELECOMMUNICATIONS - 1.8%
   104,300  Crown Castle International Corp.*                       $  1,710,520
                                                                    ------------

            TELEPHONE - 3.6%
    42,800  BellSouth Corp.                                         $  1,723,556
    40,800  SBC Communications, Inc.                                   1,634,448
                                                                    ------------
                                                                    $  3,358,004
                                                                    ------------
            TOTAL COMMUNICATION SERVICES                            $  5,068,524
                                                                    ------------
            CONSUMER CYCLICALS - 2.1%
            RETAIL (GENERAL MERCHANDISE) - 1.2%
    23,000  Wal-Mart Stores, Inc.                                   $  1,122,400
                                                                    ------------

            SERVICES (ADVERTISING/MARKETING) - 0.9%
    10,000  Omnicom Group                                           $    860,000
                                                                    ------------
            TOTAL CONSUMER CYCLICALS                                $  1,982,400
                                                                    ------------
            CONSUMER STAPLES - 14.5%
            BEVERAGES (NON-ALCOHOLIC) - 0.8%
    15,772  The Coca-Cola Co.                                       $    709,740
                                                                    ------------

            BROADCASTING (CABLE/TELEVISION/RADIO) - 0.9%
    13,900  Clear Channel Communications, Inc.*                     $    871,530
                                                                    ------------

            ENTERTAINMENT - 5.5%
    96,000  AOL Time-Warner*+                                       $  5,088,000
                                                                    ------------

            FOODS - 0.7%
    14,876  Wm. Wrigley Jr. Co.                                     $    696,941
                                                                    ------------

            PERSONAL CARE - 5.6%
    93,464  Gillette Co.                                            $  2,709,521
    44,300  Kimberly Clark Corp.                                       2,476,370
                                                                    ------------
                                                                    $  5,185,891
                                                                    ------------

            RETAIL STORES (FOOD CHAINS) - 1.0%
    18,700  Safeway Inc.*                                           $    897,600
            TOTAL CONSUMER STAPLES                                  $ 13,449,702
                                                                    ------------
            ENERGY - 1.7%
            OIL (INTERNATIONAL INTEGRATED) - 1.7%
    17,000  Chevron Corp.                                           $  1,538,500
                                                                    ------------
            TOTAL ENERGY                                            $  1,538,500
                                                                    ------------
            FINANCIALS - 7.7%
            BANKS (MAJOR REGIONAL) - 2.7%
    13,400  PNC Bank Corp.                                          $    881,586
    33,000  State Street Corp.                                         1,633,170
                                                                    ------------
                                                                    $  2,514,756
                                                                    ------------

            INSURANCE (MULTI-LINE) - 5.0%
    29,580  American International Group, Inc.                      $  2,543,880
        30  Berkshire Hathaway, Inc.*                                  2,082,000
                                                                    ------------
                                                                    $  4,625,880
                                                                    ------------
            TOTAL FINANCIALS                                        $  7,140,636
                                                                    ------------
            HEALTH CARE - 25.1%
            BIOTECHNOLOGY - 6.4%
    17,600  Amgen, Inc.*                                            $  1,067,968
    15,100  Biogen, Inc.*                                                820,836
    23,400  Human Genome Sciences, Inc.*                               1,409,850
    57,431  Pharmacia Corp.                                            2,638,954
                                                                    ------------
                                                                    $  5,937,608
                                                                    ------------

            HEALTH CARE (DIVERSIFIED) - 5.2%
    59,300  American Home Products Corp.                            $  3,465,492
    32,700  Biovail Corp. International*                               1,422,450
                                                                    ------------
                                                                    $  4,887,942
                                                                    ------------

            HEALTH CARE (DRUGS/MAJOR PHARMS) - 10.0%
    15,400  Elan Corp. Plc (A.D.R.)*                                $    939,400
    36,125  IVAX Corp.*                                                1,408,875
    25,316  Merck & Co., Inc.                                          1,617,946
   132,418  Pfizer, Inc.                                               5,303,341
                                                                    ------------
                                                                    $  9,269,562
                                                                    ------------

            HEALTH CARE (HOSPITAL MANAGEMENT) - 2.7%
    54,900  HCA Inc.                                                $  2,480,931
                                                                    ------------

            HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.8%
    12,500  Genzyme Corp*                                           $    762,500
            TOTAL HEALTH CARE                                         23,338,543
                                                                    ------------
            TECHNOLOGY - 25.2%
            COMMUNICATIONS EQUIPMENT - 1.5%
    52,900  American Tower Corp.*                                   $  1,093,443
    17,900  Tellabs, Inc.*                                               345,112
                                                                    ------------
                                                                    $  1,438,555
                                                                    ------------

            COMPUTER (HARDWARE) - 5.3%
    13,000  Compaq Computer Corp.                                   $    201,370
    96,000  Hewlett-Packard Co.                                        2,745,600
     8,900  IBM Corp.                                                  1,005,700
    59,900  Sun Microsystems, Inc.*                                      941,628
                                                                    ------------
                                                                    $  4,894,298
                                                                    ------------

            COMPUTERS (PERIPHERALS) - 2.0%
    63,700  EMC Corp.*                                              $  1,850,485
                                                                    ------------

            COMPUTERS (SOFTWARE & SERVICES) - 12.0%
    63,200  Adobe Systems, Inc.                                     $  2,970,400
    62,500  Microsoft Corp.*                                           4,562,500
   193,750  Oracle Corp.*                                              3,681,250
                                                                    $ 11,214,150
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            ELECTRONICS (SEMICONDUCTORS) - 4.4%
    59,400  Intel Corp.                                             $  1,737,450
    17,400  Linear Technology Corp.                                      769,428
     5,600  Maxim Integrated Products*                                   247,576
    41,800  Texas Instruments, Inc.                                    1,316,700
                                                                    ------------
                                                                    $  4,071,154
                                                                    ------------
            TOTAL TECHNOLOGY                                        $ 23,468,642
                                                                    ------------
            UTILITIES - 1.8%
            POWER PRODUCERS (INDEPENDENT) - 1.8%
    44,700  Calpine Corp.*                                          $  1,689,660
                                                                    ------------
            TOTAL UTILITIES                                         $  1,689,660
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $86,290,462)                                      $ 82,938,182
                                                                    ------------
            EXCHANGE TRADED FUND - 2.4%
    50,000  Nasdaq-100 Index Trading Stock                          $  2,285,000
                                                                    ------------
            TOTAL EXCHANGE TRADED FUND
            (Cost $2,273,545)                                       $  2,285,000
                                                                    ------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $88,564,007)                                      $ 85,223,182
                                                                    ------------

PRINCIPAL
AMOUNT
            TEMPORARY CASH INVESTMENT - 8.5%
            REPURCHASE AGREEMENT - 8.5%
$7,900,000  Credit Suisse First Boston, Inc., 3.95%,
            dated 6/29/01, repurchase price of
            $7,900,000 plus accrued interest on
            7/2/01 collateralized by $8,191,000
            U.S. Treasury Notes, 3.51%, 12/13/01                    $  7,900,000
                                                                    ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost$ 7,900,000)                                       $  7,900,000
                                                                    ------------
            TOTAL INVESTMENT IN SECURITIES AND
            TEMPORARY CASH INVESTMENT
            (Cost$ 96,464,007)                                      $ 93,123,182
                                                                    ============

*     Non-income producing security
+ A portion of this investment has been pledged to cover margin requirements for futures contracts outstanding at June 30, 2001.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)

SHARES                                                                     VALUE
            COMMON STOCKS - 98.2%
            BASIC MATERIALS - 3.2%
            ALUMINUM - 0.9%
    52,200  Alcoa, Inc.                                            $   2,056,680
                                                                    ------------

            CHEMICALS - 0.5%
    22,354  E.I. du Pont de Nemours and Co.                        $   1,078,357
                                                                    ------------

            GOLD & PRECIOUS METALS MINING - 0.3%
    36,600  Newmont Mining Corp.                                   $     681,126
                                                                    ------------

            METALS MINING - 1.1%
    25,000  Phelps Dodge Corp.                                     $   1,037,500
    74,000  Rio Tinto Plc                                              1,313,037
                                                                    ------------
                                                                   $   2,350,537
                                                                    ------------

            PAPER & FOREST PRODUCTS - 0.4%
    31,000  Mead Corp.                                             $     841,340
                                                                    ------------
            TOTAL BASIC MATERIALS                                  $   7,008,040
                                                                    ------------
            CAPITAL GOODS - 6.5%
            AEROSPACE/DEFENSE - 1.2%
    15,600  Boeing Co.                                             $     867,360
    22,800  General Dynamics Corp.                                     1,774,068
                                                                    ------------
                                                                   $   2,641,428
                                                                    ------------

            ELECTRICAL EQUIPMENT - 0.6%
    14,000  Emerson Electric Co.                                   $     847,000
    11,100  General Electric Co.                                         541,125
                                                                    ------------
                                                                   $   1,388,125
                                                                    ------------

            MACHINERY (DIVERSIFIED) - 1.1%
    14,500  Caterpillar, Inc.                                      $     725,725
    22,000  Deere & Co.                                                  832,700
    18,900  Ingersoll-Rand Co.                                           778,680
                                                                    ------------
                                                                   $   2,337,105
                                                                    ------------

            MANUFACTURING (DIVERSIFIED) - 2.4%
    71,100  Corning, Inc.                                          $   1,188,081
    16,100  Illinois Tool Works, Inc.                                  1,019,130
    15,500  Johnson Controls, Inc.                                     1,123,285
     3,000  Minnesota Mining and Manufacturing Co.                       342,300
    25,000  United Technologies Corp.                                  1,831,500
                                                                    ------------
                                                                   $   5,504,296
                                                                    ------------

            MANUFACTURING (SPECIALIZED) - 0.3%
    17,300  Diebold, Inc.                                          $     556,195
                                                                    ------------

            OFFICE EQUIPMENT & SUPPLIES - 0.7%
    35,600  Canon, Inc.(A.D.R.)                                    $   1,466,720
                                                                    ------------

            TRUCKS & PARTS - 0.2%
     7,200  Paccar, Inc.                                           $     370,224
                                                                    ------------
            TOTAL CAPITAL GOODS                                    $  14,264,093
                                                                    ------------

            COMMUNICATION SERVICES - 8.2%
            TELECOMMUNICATIONS (LONG DISTANCE) - 0.6%
    58,500  Sprint Corp.                                            $  1,249,560
                                                                    ------------

            TELEPHONE - 7.6%
    14,123  Alltel Corp.                                            $    865,175
    82,600  BellSouth Corp.                                            3,326,302
    75,541  Qwest Communications
            International, Inc.                                        2,407,492
   126,976  SBC Communications, Inc.                                   5,086,659
    95,588  Verizon Communications, Inc.                               5,113,958
                                                                    ------------
                                                                    $ 16,799,586
                                                                    ------------
            TOTAL COMMUNICATION SERVICES                            $ 18,049,146
                                                                    ------------
            CONSUMER CYCLICALS - 13.0%
            AUTOMOBILES - 2.0%
   117,127  Ford Motor Corp.                                        $  2,875,468
    25,000  General Motors Corp.                                       1,608,750
                                                                    ------------
                                                                    $  4,484,218
                                                                    ------------

            HOUSEHOLD FURNISHING & APPLIANCES - 0.6%
    21,000  Sony Corp. (A.D.R)                                      $  1,381,800
                                                                    ------------

            PUBLISHING - 2.5%
   101,000  John Wiley & Sons, Inc.                                 $  2,388,650
    46,100  McGraw-Hill Co., Inc.                                      3,049,515
                                                                    ------------
                                                                    $  5,438,165
                                                                    ------------

            PUBLISHING (NEWSPAPERS) - 0.9%
    13,300  Dow Jones & Co., Inc.                                   $    794,143
    18,300  Gannett Co., Inc.                                          1,205,970
                                                                    ------------
                                                                    $  2,000,113
                                                                    ------------

            RETAIL (BUILDING SUPPLIES) - 0.5%
    15,000  Lowe's Companies, Inc.                                  $  1,088,250
                                                                    ------------

            RETAIL (COMPUTERS & ELECTRONICS) - 0.2%
     5,200  Best Buy Co., Inc.*                                     $    330,304
                                                                    ------------

            RETAIL (DEPARTMENT STORES) - 1.8%
    14,800  Harcourt General, Inc.                                  $    861,212
    34,000  Kohl's Corp.*                                              2,132,820
    28,900  May Department Stores Co.                                    990,114
                                                                    ------------
                                                                    $  3,984,146
                                                                    ------------

            RETAIL (DISCOUNTERS) - 0.6%
    66,718  Dollar General Corp.                                    $  1,301,001
                                                                    ------------

            RETAIL (GENERAL MERCHANDISE) - 1.9%
    77,300  Target Corp.                                            $  2,674,580
    30,300  Wal-Mart Stores, Inc.                                      1,478,640
                                                                    ------------
                                                                    $  4,153,220
                                                                    ------------

            RETAIL (SPECIALTY) - 0.2%
    13,000  Barnes & Noble, Inc.*                                   $    511,550
                                                                    ------------

            RETAIL (SPECIALTY-APPAREL) - 0.4%
    33,300  Gap Inc.                                                $    965,700
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            SERVICES (ADVERTISING/MARKETING) - 1.4%
    28,000  The Interpublic Group of Companies, Inc.                $    821,800
    25,100  Omnicom Group                                              2,158,600
                                                                    ------------
                                                                    $  2,980,400
                                                                    ------------
            TOTAL CONSUMER CYCLICALS                                $ 28,618,867
                                                                    ------------
            CONSUMER STAPLES - 9.7%
            BEVERAGES (NON-ALCOHOLIC) - 0.8%
    37,900  PepsiCo, Inc.                                           $  1,675,180
                                                                    ------------

            BROADCASTING (CABLE/TELEVISION/RADIO) - 0.1 %
     6,800  Cox Communication, Inc.*                                $    301,240
                                                                    ------------

            DISTRIBUTORS (FOOD & HEALTH) - 0.6%
    51,600  Sysco Corp.                                             $  1,400,940
                                                                    ------------

            ENTERTAINMENT - 1.0%
    11,700  AOL Time-Warner*                                        $    620,100
    29,619  Viacom, Inc. (Class B Non-voting)*                         1,532,783
                                                                    ------------
                                                                    $  2,152,883
                                                                    ------------

            FOODS - 2.9%
    29,700  Campbell Soup Co.                                       $    764,775
    27,600  General Mills, Inc.                                        1,208,328
    38,200  H.J. Heinz Co.                                             1,561,998
    17,000  Hershey Foods Corp.                                        1,049,070
    18,000  Ralston-Ralston Purina Group                                 540,360
    64,900  Sara Lee Corp.                                             1,229,206
                                                                    ------------
                                                                    $  6,353,737
                                                                    ------------

            HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.8%
    38,500  Colgate-Palmolive Co.                                   $  2,271,115
    26,800  Procter & Gamble Co.                                       1,709,840
                                                                    ------------
                                                                    $  3,980,955
                                                                    ------------

            RETAIL (DRUG STORES) - 1.6%
    19,400  CVS Corp.                                               $    748,840
    81,300  Walgreen Co.                                               2,776,395
                                                                    ------------
                                                                    $  3,525,235
                                                                    ------------

            RETAIL STORES (FOOD CHAINS) - 0.2%
     8,800  Safeway Inc.*                                           $    422,400
                                                                    ------------

            SERVICES (EMPLOYMENT) - 0.7%
    58,200  Robert Half International Inc.*                         $  1,448,598
                                                                    ------------
            TOTAL CONSUMER STAPLES                                  $ 21,261,168
                                                                    ------------
            ENERGY - 8.2%
            OIL & GAS (DRILLING & EQUIPMENT) - 1.1%
    15,000  Halliburton Co.                                         $    534,000
    15,929  Transocean Offshore, Inc.                                    657,071
    10,000  Smith International, Inc.*                                   599,000
    14,100  Schlumberger Ltd.                                            742,365
                                                                    ------------
                                                                    $  2,532,436
                                                                    ------------

            OIL (DOMESTIC INTEGRATED) - 1.0%
    18,000  Conoco, Inc.                                            $    507,600
    21,950  Conoco, Inc.(Class B)                                        634,355
    20,000  Shell Transport & Trading Co.(A.D.R.)                      1,006,800
                                                                    ------------
                                                                    $  2,148,755
                                                                    ------------

            OIL (INTERNATIONAL INTEGRATED) - 6.1%
    52,664  BP Amoco Plc (A.D.R.)                                   $  2,625,300
    31,900  Chevron Corp.                                              2,886,950
    45,134  Exxon Mobil Corp.                                          3,942,455
    17,000  Royal Dutch Petroleum Co.                                    990,590
    43,700  Texaco, Inc.                                               2,910,420
                                                                    ------------
                                                                    $ 13,355,715
                                                                    ------------
            TOTAL ENERGY                                            $ 18,036,906
                                                                    ------------
            FINANCIALS - 14.2 %
            BANKS (MAJOR REGIONAL) - 5.2%
    67,700  The Bank of New York Co., Inc.                          $  3,249,600
    15,950  Huntington Bancshares, Inc.                                  260,783
    53,700  Mellon Bank Corp.                                          2,470,200
    81,000  National City Corp.                                        2,493,180
    45,000  State Street Corp.                                         2,227,050
    15,000  Wells Fargo Co.                                              696,450
                                                                    ------------
                                                                    $ 11,397,263
                                                                    ------------

            BANKS (MONEY CENTER) - 0.0%
         1  UBS AG                                                  $        142
                                                                    ------------

            BANKS (REGIONAL) - 0.7%
    21,500  First Tennessee National Corp.                          $    746,265
    15,400  Zions Bancorp                                                908,600
                                                                    ------------
                                                                    $  1,654,865
                                                                    ------------

            FINANCIAL (DIVERSIFIED) - 0.9%
    14,500  Citigroup Inc.                                          $    766,180
    19,400  Morgan Stanley, Dean Witter and Co.                        1,246,062
                                                                    ------------
                                                                    $  2,012,242
                                                                    ------------

            INSURANCE (MULTI-LINE) - 1.0%
    24,730  American International Group, Inc.                      $  2,126,780
     8,282  AXA (A.D.R.)                                                 233,304
                                                                    ------------
                                                                    $  2,360,084
                                                                    ------------

            INSURANCE (PROPERTY-CASUALTY) - 2.7%
    33,300  Chubb Corp.                                             $  2,578,419
    16,400  Exel Ltd.                                                  1,346,440
     9,400  Partnerre Ltd.                                               520,760
    20,900  Safeco Corp.                                                 616,550
    17,400  St. Paul Companies, Inc.                                     882,006
                                                                    ------------
                                                                    $  5,944,175
                                                                    ------------

            INSURANCE BROKERS - 1.0%
    21,150  Marsh & McLennan Co., Inc.                              $  2,136,150
                                                                    ------------

            INVESTMENT BANK/BROKERAGE - 1.0%
    35,400  Merrill Lynch & Co., Inc.                               $  2,097,450
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            INVESTMENT MANAGEMENT - 1.4%
    26,250  Federated Investors, Inc.                               $    845,250
    59,500  T. Rowe Price Associates, Inc.                             2,224,705
                                                                    ------------
                                                                    $  3,069,955
                                                                    ------------

            SAVINGS & LOAN COMPANIES - 0.3%
    18,786  Washington Mutual, Inc.                                 $    705,414
                                                                    ------------
            TOTAL FINANCIALS                                        $ 31,377,740
                                                                    ------------
            HEALTH CARE - 10.3%
            HEALTH CARE (DIVERSIFIED) - 3.2%
    36,200  Abbott Laboratories                                     $  1,737,962
    49,500  Bristol-Myers Squibb Co.                                   2,588,850
    54,400  Johnson & Johnson                                          2,720,000
                                                                    ------------
                                                                    $  7,046,812
                                                                    ------------

            HEALTH CARE (DRUGS/MAJOR PHARMS) - 6.4%
    21,400  Eli Lilly & Co.                                         $  1,583,600
    42,788  Glaxosmithkline Plc                                        2,404,686
    35,900  Merck & Co., Inc.                                          2,294,369
    12,000  Novartis AG (A.D.R.)                                         433,800
    32,100  Pfizer, Inc.                                               1,285,605
    10,600  Roche Holding AG (A.D.R.)                                    765,161
   146,700  Schering-Plough Corp.                                      5,316,408
                                                                    ------------
                                                                    $ 14,083,629
                                                                    ------------

            HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
    41,200  Becton, Dickinson & Co.                                 $  1,474,548
                                                                    ------------
            TOTAL HEALTH CARE                                       $ 22,604,989
                                                                    ------------
            TECHNOLOGY - 20.1%
            COMMUNICATIONS EQUIPMENT - 1.9%
   167,500  ADC Telecommunications, Inc.*                           $  1,105,500
    65,600  Telefonaktiebolaget LM Ericsson (A.D.R.)                     355,552
   127,800  Motorola Inc.                                              2,116,368
    14,000  Nokia Corp.(A.D.R.)                                          308,560
    21,000  Tellabs, Inc.*                                               404,880
                                                                    ------------
                                                                    $  4,290,860
                                                                    ------------

            COMPUTER (HARDWARE) - 4.5%
   101,500  Compaq Computer Corp.                                   $  1,572,235
    14,000  Dell Computer Corp.*                                         366,100
    87,400  Hewlett-Packard Co.                                        2,499,640
    47,700  IBM Corp.                                                  5,390,100
    20,000  Sun Microsystems, Inc.*                                      314,400
                                                                    ------------
                                                                    $ 10,142,475
                                                                    ------------

            COMPUTERS (SOFTWARE & SERVICES) - 3.6%
    27,200  Adobe Systems, Inc.                                     $  1,278,400
    36,450  BMC Software, Inc.*                                          821,583
    42,800  Microsoft Corp.*                                           3,124,400
    14,000  Oracle Corp.*                                                266,000
    16,500  Peoplesoft Inc.*                                             812,295
    31,300  Synopsys, Inc.*                                            1,514,607
                                                                    ------------
                                                                    $  7,817,285
                                                                    ------------

            ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.2%
    14,735  Koninklijke Philips Electronics                         $    389,446
                                                                    ------------

            ELECTRONICS (INSTRUMENTATION) - 0.6%
    12,090  Agilent Technologies Inc.*                              $    392,925
    23,600  Veeco Instruments, Inc.*                                     938,100
                                                                    ------------
                                                                    $  1,331,025
                                                                    ------------

            ELECTRONICS (SEMICONDUCTORS) - 4.0%
    42,800  Altera Corp.*                                           $  1,241,200
    95,700  Intel Corp.                                                2,799,225
    25,500  Micrel Inc.*                                                 841,500
    24,000  Micron Technology, Inc.*                                     986,400
    21,000  Taiwan Semiconductor
            Manufacturing Co.(A.D.R.)*                                   318,990
    81,300  Texas Instruments, Inc.                                    2,560,950
                                                                    ------------
                                                                    $  8,748,265
                                                                    ------------

            EQUIPMENT (SEMICONDUCTOR) - 2.2%
    35,100  Applied Materials, Inc.*                                $  1,723,410
    54,000  Lam Research Corp.*                                        1,601,100
    28,800  Novellus Systems, Inc.*                                    1,635,552
                                                                    ------------
                                                                    $  4,960,062
                                                                    ------------

            PHOTOGRAPHY/IMAGING - 1.0%
    46,100  Eastman Kodak Co.                                       $  2,151,948
                                                                    ------------

            SERVICES (COMPUTER SYSTEMS) - 0.4%
    23,000  Computer Sciences Corp.*                                $    795,800
                                                                    ------------

            SERVICES (DATA PROCESSING) - 1.7%
    27,100  Automatic Data Processing                               $  1,346,870
    16,400  DST Systems, Inc.*                                           864,280
    12,600  Electronic Data Systems Corp.                                787,500
    10,500  Fiserv, Inc.*                                                671,790
                                                                    ------------
                                                                    $  3,670,440
                                                                    ------------
            TOTAL TECHNOLOGY                                        $ 44,297,606
                                                                    ------------
            TRANSPORTATION - 2.4%
            AIRLINES - 0.6%
    78,300  Southwest Airlines Co.                                  $  1,447,767
                                                                    ------------

            RAILROADS - 1.8%
    30,400  Burlington Northern, Inc.                               $    917,168
   110,700  Norfolk Southern Corp.                                     2,291,490
    12,700  Union Pacific Corp.                                          697,357
                                                                    ------------
                                                                    $  3,906,015
                                                                    ------------
            TOTAL TRANSPORTATION                                    $  5,353,782
                                                                    ------------
            UTILITIES - 2.4%
            ELECTRIC COMPANIES - 1.6%
    20,300  American Electric Power Co., Inc.                       $    937,251
    32,100  Allegheny Energy, Inc.                                     1,548,825
    35,100  DPL, Inc.                                                  1,016,496
                                                                    ------------
                                                                    $  3,502,572
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            NATURAL GAS - 0.5%
    17,000  KeySpan Energy Corp.                                    $    620,160
    23,500  Vectren Corp.                                                486,450
                                                                    ------------
                                                                    $  1,106,610
                                                                    ------------

            WATER UTILITIES - 0.3%
    18,700  American Water Works Co., Inc.                          $    616,538
                                                                    ------------
            TOTAL UTILITIES                                         $  5,225,720
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $206,565,581)                                     $216,098,057
                                                                    ------------
PRINCIPAL
AMOUNT

            TEMPORARY CASH INVESTMENT - 1.8%
            COMMERCIAL PAPER - 1.8%
$4,025,000  Travelers Corp., 4.12%, 7/2/01                          $  4,025,000
                                                                    ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $4,025,000)                                       $  4,025,000
                                                                    ------------
            TOTAL COMMON STOCKS AND
            TEMPORARY CASH INVESTMENT - 100%
            (Cost $210,590,581)                                     $220,123,057
                                                                    ============

*     Non-income producing security

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)

SHARES                                                                     VALUE
            CONVERTIBLE PREFERRED STOCKS - 1.9%
            CONSUMER STAPLES - 0.8%
            BROADCASTING (CABLE/TELEVISION/RADIO) - 0.8%
    27,000  Cox Communication Income Pride,
            7.0%,8/16/02                                            $  1,566,000
                                                                    ------------
            TOTAL CONSUMER STAPLES                                  $  1,566,000
                                                                    ------------

            TRANSPORTATION - 1.1%
            RAILROADS - 1.1%
    15,300  Union Pacific Cap Trust, 6.25%,4/1/28                   $    724,287
    27,000  Union Pacific Cap Trust, 6.25%,4/1/28
            (144A)                                                     1,278,153
                                                                    ------------
                                                                    $  2,002,440
                                                                    ------------
            TOTAL TRANSPORTATION                                    $  2,002,440
                                                                    ------------
            TOTAL CONVERTIBLE PREFERRED STOCKS
            (Cost $3,362,350)                                       $  3,568,440
                                                                    ------------

            COMMON STOCKS - 93.8%
            BASIC MATERIALS - 1.2%
            CHEMICALS - 0.7%
    26,441  E.I. du Pont de Nemours and Co.                         $  1,275,514
                                                                    ------------
            IRON & STEEL - 0.1%
    15,450  Roanoke Electric Steel Corp.                            $    269,757
                                                                    ------------
            PAPER & FOREST PRODUCTS - 0.4%
    25,000  Mead Corp.                                              $    678,500
                                                                    ------------
            TOTAL BASIC MATERIALS                                   $  2,223,771
                                                                    ------------

            CAPITAL GOODS - 4.8%
            AEROSPACE/DEFENSE - 0.3%
     8,500  General Dynamics Corp.                                  $    661,385
                                                                    ------------
            MACHINERY (DIVERSIFIED) - 0.7%
     7,000  Gorman-Rupp Co.                                         $    168,700
    12,000  Ingersoll-Rand Co.                                           494,400
    35,000  The Timken Co.                                               592,900
                                                                    ------------
                                                                    $  1,256,000
                                                                    ------------
            MANUFACTURING (DIVERSIFIED) - 1.4%
    10,000  Illinois Tool Works, Inc.                               $    633,000
    26,000  Johnson Controls, Inc.                                     1,884,220
                                                                    ------------
                                                                    $  2,517,220
                                                                    ------------
            MANUFACTURING (SPECIALIZED) - 0.4%
    21,400  Diebold, Inc.                                           $    688,010
                                                                    ------------
            TRUCKS & PARTS - 2.0%
    70,500  Paccar, Inc.                                            $  3,625,110
                                                                    ------------
            TOTAL CAPITAL GOODS                                     $  8,747,725
                                                                    ------------

            COMMUNICATION SERVICES - 11.7%
            TELECOMMUNICATIONS (LONG DISTANCE) - 1.9%
   158,000  Sprint Corp.                                            $  3,374,880
                                                                    ------------

            TELEPHONE - 9.8%
    31,944  Alltel Corp.                                            $  1,956,889
    92,400  BellSouth Corp.                                            3,720,948
   159,331  SBC Communications, Inc.                                   6,382,800
   110,770  Verizon Communications, Inc.                               5,926,195
                                                                    ------------
                                                                    $ 17,986,832
                                                                    ------------
            TOTAL COMMUNICATION SERVICES                            $ 21,361,712
                                                                    ------------

            CONSUMER CYCLICALS - 6.1%
            AUTOMOBILES - 3.2%
   181,460  Ford Motor Corp.                                        $  4,454,843
    22,000  General Motors Corp.                                       1,415,700
                                                                    ------------
                                                                    $  5,870,543
                                                                    ------------
            PUBLISHING - 1.3%
    35,900  McGraw-Hill Co., Inc.                                   $  2,374,785
                                                                    ------------
            PUBLISHING (NEWSPAPERS) - 0.4%
    17,000  Tribune Co.                                             $    680,170
                                                                    ------------
            RETAIL (DEPARTMENT STORES) - 0.6%
    12,000  Harcourt General, Inc.                                  $    698,280
    10,825  May Department Stores Co.                                    370,865
                                                                    ------------
                                                                    $  1,069,145
                                                                    ------------
            SERVICES (ADVERTISING/MARKETING) - 0.6%
    38,200  The Interpublic Group of Companies, Inc.                $  1,121,170
                                                                    ------------
            TOTAL CONSUMER CYCLICALS                                $ 11,115,813
                                                                    ------------

            CONSUMER STAPLES - 6.5%
            BEVERAGES (NON-ALCOHOLIC) - 0.7%
    26,800  PepsiCo, Inc.                                           $  1,184,560
                                                                    ------------
            ENTERTAINMENT - 1.4%
   114,200  Cedar Fair, L.P.                                        $  2,599,192
                                                                    ------------
            FOODS - 3.2%
    42,800  Campbell Soup Co.                                       $  1,102,100
    25,000  General Mills, Inc.                                        1,094,500
    62,100  H.J. Heinz Co.                                             2,539,269
    10,000  The Quaker Oats Co.                                          912,500
     8,000  Sara Lee Corp.                                               151,520
                                                                    ------------
                                                                    $  5,799,889
                                                                    ------------
            HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.2%
    38,000  Colgate-Palmolive Co.                                   $  2,241,620
                                                                    ------------
            TOTAL CONSUMER STAPLES                                  $ 11,825,261
                                                                    ------------

            ENERGY - 10.4%
            OIL (DOMESTIC INTEGRATED) - 0.9%
    55,919  Conoco Inc.(Class B)                                    $  1,616,059
                                                                    ------------
            OIL (INTERNATIONAL INTEGRATED) - 9.5%
    60,000  Chevron Corp.                                           $  5,430,000
    77,983  Exxon Mobil Corp.                                          6,811,815
    77,500  Texaco, Inc.                                               5,161,500
                                                                    ------------
                                                                    $ 17,403,315
                                                                    ------------
            TOTAL ENERGY                                            $ 19,019,374
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
            FINANCIALS - 18.5%
            BANKS (MAJOR REGIONAL) - 8.1%
    68,249  Fifth Third Bancorp                                 $      4,098,352
    84,400  Mellon Bank Corp.                                          3,882,400
    84,500  National City Corp.                                        2,600,910
    70,800  SouthTrust Corp.                                           1,840,800
    49,913  Wells Fargo Co.                                            2,317,461
                                                                    ------------
                                                                $     14,739,923
                                                                    ------------
            BANKS (REGIONAL) - 1.1%
    58,700  First Tennessee National Corp.                      $      2,037,477
                                                                    ------------
            INSURANCE (MULTI-LINE) - 0.5%
    10,831  American International Group, Inc.                  $        931,466
                                                                    ------------
            INSURANCE (PROPERTY-CASUALTY) - 3.6%
    39,000  Chubb Corp.                                         $      3,019,770
    35,000  Safeco Corp.                                               1,032,500
    51,200  St. Paul Companies, Inc.                                   2,595,328
                                                                    ------------
                                                                $      6,647,598
                                                                    ------------
            INVESTMENT BANK/BROKERAGE - 1.0%
    40,500  Edwards (A.G.), Inc.                                $      1,822,500
                                                                    ------------
            INVESTMENT MANAGEMENT - 4.2%
    81,200  Alliance Capital Management L.P.                    $      4,308,472
    16,000  Eaton Vance Corp.                                            556,800
    75,000  T. Rowe Price Associates, Inc.                             2,804,250
                                                                    ------------
                                                                $      7,669,522
                                                                    ------------
            TOTAL FINANCIALS                                    $     33,848,486
                                                                    ------------

            HEALTH CARE - 10.1%
            HEALTH CARE (DIVERSIFIED) - 4.6%
    77,300  Abbott Laboratories                                 $      3,711,173
    45,800  Bristol-Myers Squibb Co.                                   2,395,340
    47,000  Johnson & Johnson                                          2,350,000
                                                                    ------------
                                                                $      8,456,513
                                                                    ------------
            HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 4.8%
    12,000  Eli Lilly & Co.                                     $        888,000
    41,900  Merck & Co., Inc.                                          2,677,829
   143,400  Schering-Plough Corp.                                      5,196,816
                                                                    ------------
                                                                $      8,762,645
                                                                    ------------
            HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
    37,000  Becton, Dickinson & Co.                             $      1,324,230
                                                                    ------------
            TOTAL HEALTH CARE                                   $     18,543,388
                                                                    ------------

            TECHNOLOGY - 4.5%
            COMPUTER (HARDWARE) - 2.8%
    86,200  Hewlett-Packard Co.                                 $      2,465,320
    23,500  IBM Corp.                                                  2,655,500
                                                                    ------------
                                                                $      5,120,820
                                                                    ------------

            ELECTRONICS (SEMICONDUCTORS) - 0.7%
    20,000  Intel Corp.                                             $    585,000
    25,000  Texas Instruments, Inc.                                      787,500
                                                                    ------------
                                                                    $  1,372,500
                                                                    ------------
            PHOTOGRAPHY/IMAGING - 1.0%
    39,100  Eastman Kodak Co.                                       $  1,825,188
                                                                    ------------
            TOTAL TECHNOLOGY                                        $  8,318,508
                                                                    ------------

            TRANSPORTATION - 1.2%
            AIRLINES - 0.3%
    13,000  Delta Air Lines, Inc.                                   $    573,040
                                                                    ------------
            RAILROADS - 0.9%
    25,700  Burlington Northern, Inc.                               $    775,369
    41,200  Norfolk Southern Corp.                                       852,840
                                                                    ------------
                                                                    $  1,628,209
                                                                    ------------
            TOTAL TRANSPORTATION                                    $  2,201,249
                                                                    ------------
            UTILITIES - 18.8%
            ELECTRIC COMPANIES - 11.8%
    53,000  American Electric Power Co., Inc.                       $  2,447,010
    73,000  Allegheny Energy, Inc.                                     3,522,250
   136,000  Constellation Energy Group                                 5,793,600
    80,300  DPL, Inc.                                                  2,325,488
   100,000  Duke Energy Corp.                                          3,901,000
    62,000  Kansas City Power & Light Co.                              1,522,100
    50,000  NSTAR                                                      2,128,000
                                                                    ------------
                                                                    $ 21,639,448
                                                                    ------------
            NATURAL GAS - 6.1%
    14,000  Buckeye Partners, L.P.                                  $    483,280
    99,600  KeySpan Energy Corp.                                       3,633,408
    18,475  Kinder Morgan Energy Partners L.P.                         1,270,341
    15,000  Lakehead Pipe Line Partners, L.P.
            (Preferred Units)                                            678,750
    49,200  NICOR, Inc.                                                1,917,816
   100,600  Questar Corp.                                              2,490,856
    33,200  Vectren Corp.                                                687,240
                                                                    ------------
                                                                    $ 11,161,691
                                                                    ------------
            POWER PRODUCERS (INDEPENDENT) - 0.3%
    25,000  Consol Energy Inc.                                      $    632,500
                                                                    ------------
            WATER UTILITIES - 0.6%
    32,000  American Water Works Co., Inc.                          $  1,055,040
                                                                    ------------
            TOTAL UTILITIES                                         $ 34,488,679
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $137,586,435)                                     $171,693,966
                                                                    ------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $140,848,785)                                     $175,262,406
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL
AMOUNT                                                                     VALUE
            TEMPORARY CASH INVESTMENT - 4.3%
            COMMERCIAL PAPER - 4.3%
$7,796,000  Travelers Corp., 4.12%, 7/2/01                          $  7,796,000
                                                                    ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $7,796,000)                                       $ 7,796,000
                                                                    ------------
            TOTAL INVESTMENT IN SECURITIES
            AND TEMPORARY CASH INVESTMENT
            (Cost $148,644,785)                                     $183,058,406
                                                                    ============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2001, the value of these securities amounted to $1,278,153 or 0.7% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAPVALUE VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 6/30/01

                                                         SIX MONTHS
                                                           ENDED
                                                           6/30/01      YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
CLASS I                                                  (UNAUDITED)     12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
Net asset value, beginning of period                       $  17.79      $  16.26    $  14.49    $  16.15    $  13.05    $ 11.57
                                                           --------      --------    --------    --------    --------    -------
Increase (decrease) from investment operations:
  Net investment income                                    $   0.04      $   0.13    $   0.13    $   0.12    $   0.12    $  0.03
  Net realized and unrealized gain (loss) on investments       1.37          2.62        1.77       (0.65)       3.09       1.71
                                                           --------      --------    --------    --------    --------    -------
    Net increase (decrease) from investment operations     $   1.41      $   2.75    $   1.90    $  (0.53)   $   3.21    $  1.74
Distributions to shareowners:
  Net investment income                                       (0.10)        (0.13)      (0.13)      (0.10)         --      (0.03)
  Net realized gain                                           (1.47)        (1.09)         --       (1.03)      (0.11)     (0.23)
                                                           --------      --------    --------    --------    --------    -------
Net increase (decrease) in net asset value                 $  (0.16)     $   1.53    $   1.77    $  (1.66)   $   3.10    $  1.48
                                                           --------      --------    --------    --------    --------    -------
Net asset value, end of period                             $  17.63      $  17.79    $  16.26    $  14.49    $  16.15    $ 13.05
                                                           ========      ========    ========    ========    ========    =======
Total return*                                                  8.21%        18.00%      13.13%      (4.02)%     24.69%     15.03%
Ratio of net expenses to average net assets+                   0.77%**       0.77%       0.76%       0.74%       0.80%      0.93%
Ratio of net investment income to average net assets+          0.51%**       0.63%       0.77%       0.90%       1.02%      0.37%
Portfolio turnover rate                                         106%**         85%         91%         81%         50%        41%
Net assets, end of period (in thousands)                   $126,430      $111,466    $120,526    $113,359    $105,476    $48,572
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                 0.77%**       0.77%       0.76%       0.74%       0.80%      0.95%
  Net investment income                                        0.51%**       0.63%       0.77%       0.90%       1.02%      0.35%
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                 0.77%**       0.77%       0.76%       0.74%       0.79%      0.92%
  Net investment income                                        0.51%**       0.63%       0.77%       0.90%       1.03%      0.38%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                                         SIX MONTHS
                                                                            ENDED
                                                                           6/30/01        5/1/2000 TO
CLASS II                                                                 (UNAUDITED)        12/31/00
Net asset value, beginning of period                                        $17.75           $16.89
                                                                            ------           ------
Increase from investment operations:
  Net investment income                                                     $ 0.07           $ 0.07
  Net realized and unrealized gain on investments                             1.32             2.01
                                                                            ------           ------
  Net increase from investment operations                                   $ 1.39           $ 2.08
Distributions to shareowners:
  Net investment income                                                      (0.08)           (0.13)
  Net realized gain                                                          (1.47)           (1.09)
                                                                            ------           ------
    Net increase (decrease) in net asset value                              $(0.16)          $ 0.86
                                                                            ------           ------
Net asset value, end of period                                              $17.59           $17.75
                                                                            ======           ======
Total return*                                                                 8.13%           13.35%
Ratio of net expenses to average net assets+                                  1.03%**          1.01%**
Ratio of net investment income to average net assets+                         0.25%**          0.37%**
Portfolio turnover rate                                                       1.06%**            85%
Net assets, end of period (in thousands)                                    $3,590           $1,943
Ratio assuming no waiver of management fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                                                1.03%**          1.01%**
  Net investment income                                                       0.25%**          0.37%**
Ratio assuming waiver of management fees and assumption of expenses by
  PIM and reduction for fees paid indirectly:
  Net expenses                                                                1.03%**          1.01%**
  Net investment income                                                       0.25%**          0.37%**

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 6/30/01

                                                               SIX MONTHS
                                                                  ENDED
                                                                 6/30/01    YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
CLASS I                                                        (UNAUDITED)   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
Net asset value, beginning of period                             $ 14.42     $ 11.73    $ 13.07    $ 16.90    $ 14.46    $ 11.23
                                                                 -------     -------    -------    -------    -------    -------
Increase (decrease) from investment operations:
  Net investment income                                          $  0.34     $  0.71    $  0.66    $  0.60    $  0.47    $  0.54
  Net realized and unrealized gain (loss) on investments            0.49        2.67      (1.20)     (3.72)      2.54       3.34
                                                                 -------     -------    -------    -------    -------    -------
    Net increase (decrease) from investment operations           $  0.83     $  3.38    $ (0.54)   $ (3.12)   $  3.01    $  3.88
Distributions to shareowners:
  Net investment income                                            (0.36)      (0.59)     (0.60)     (0.56)     (0.45)     (0.53)
  Net realized gain                                                   --          --      (0.12)     (0.15)     (0.12)     (0.12)
  Tax return of capital                                               --       (0.10)     (0.08)        --         --         --
Net increase (decrease) in net asset value                       $  0.47     $  2.69    $ (1.34)   $ (3.83)   $  2.44    $  3.23
                                                                 -------     -------    -------    -------    -------    -------
Net asset value, end of period                                   $ 14.89     $ 14.42    $ 11.73    $ 13.07    $ 16.90    $ 14.46
                                                                 =======     =======    =======    =======    =======    =======
Total return*                                                       5.90%      29.51%     (4.17)%   (18.74)%    21.16%     35.73%
Ratio of net expenses to average net assets+                        1.09%**     1.10%      1.15%      1.19%      1.25%      1.34%
Ratio of net investment income to average net assets+               4.81%**     5.02%      5.07%      4.06%      3.16%      4.63%
Portfolio turnover rate                                               21%**       31%        54%        18%        28%        41%
Net assets, end of period (in thousands)                         $32,734     $32,982    $28,318    $35,579    $42,187    $11,115
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      1.09%**     1.10%      1.30%      1.20%      1.37%      3.35%
  Net investment income                                             4.81%**     5.02%      4.92%      4.05%      3.04%      2.62%
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                      1.09%**     1.10%      1.14%      1.19%      1.24%      1.24%
  Net investment income                                             4.81%**     5.02%      5.08%      4.06%      3.17%      4.73%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                            SIX MONTHS
                                                               ENDED
                                                              6/30/01      FROM 8/1/00
CLASS II                                                    (UNAUDITED)    TO 12/31/00
Net asset value, beginning of period                          $14.40          $14.55
                                                              ------          ------
Increase from investment operations:
  Net investment income                                       $ 0.35          $ 0.32
  Net realized and unrealized gain (loss) on investments        0.46           (0.28)
                                                              ------          ------
    Net increase from investment operations                   $ 0.81          $ 0.04
Distributions to shareowners:
  Net investment income                                        (0.34)          (0.09)
  Tax return of capital                                                        (0.10)
                                                              ------          ------
    Net increase (decrease) in net asset value                $ 0.47          $(0.15)
                                                              ------          ------
Net asset value, end of period                                $14.87          $14.40
                                                              ======          ======
Total return*                                                   5.76%           1.32%
Ratio of net expenses to average net assets+                    1.35%**         1.63%**
Ratio of net investment income to average net assets+           4.93%**         7.54%**
Portfolio turnover rate                                           21%**           31%
Net assets, end of period (in thousands)                      $5,174          $1,770
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                  1.35%**         1.63%**
  Net investment income                                         4.93%**         7.54%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                                  1.35%**         1.62%**
  Net investment income                                         4.93%**         7.53%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 6/30/01

                                                                        SIX MONTHS
                                                                           ENDED
                                                                          6/30/01        5/1/2000 TO
CLASS II                                                                (UNAUDITED)       12/31/00
Net asset value, beginning of period                                       $18.50           $21.68
                                                                           ------           ------
Decrease from investment operations:
  Net investment income                                                    $(0.02)          $(0.03)
  Net realized and unrealized gain on investments                           (1.66)           (1.23)
                                                                           ------           ------
  Net decrease from investment operations                                  $(1.68)          $(1.26)
Distributions to shareowners:
  Net investment income                                                        --               --
  Net realized gain                                                            --            (1.92)
                                                                           ------           ------
    Net decrease in net asset value                                        $(1.68)          $(3.18)
                                                                           ------           ------
Net asset value, end of period                                             $16.82           $18.56
                                                                           ======           ======
Total return*                                                               (9.08%)          (6.36%)
Ratio of net expenses to average net assets+                                 1.09%**          1.03%**
Ratio of net investment income to average net assets+                       (0.25%)**        (0.33%)**
Portfolio turnover rate                                                       131%**            95%
Net assets, end of period (in thousands)                                     $355             $203
Ratios assuming no waiver and no reduction for fees paid indirectly:
  Net expenses                                                               1.09%**          1.03%**
  Net investment income                                                     (0.25%)**        (0.33%)**

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 6/30/01

                                                                                 SIX MONTHS
                                                                                   ENDED
                                                                                  6/30/01           5/1/00 TO
CLASS II                                                                         (UNAUDITED)        12/31/00
Net asset value, beginning of period                                               $22.65             $22.70
                                                                                   ------             ------
Increase (decrease) from investment operations:
  Net investment income                                                              $.08             $ 0.12
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                               (1.32)              0.13
                                                                                   ------             ------
  Net increase (decrease) from investment operations                               $(1.24)            $ 0.25
Distributions to shareowners:
  Net investment income                                                             (0.07)             (0.17)
  Net realized gain                                                                 (1.02)             (0.13)
                                                                                   ------             ------
Net decrease in net asset value                                                    $(2.33)            $(0.05)
                                                                                   ------             ------
Net asset value, end of period                                                     $20.32             $22.65
                                                                                   ======             ======
Total return*                                                                       (5.48)%            (1.61)%
Ratio of net expenses to average net assets+                                         0.96%**            0.93%**
Ratio of net investment income to average net assets+                                0.51%**            0.47%**
Portfolio turnover rate                                                                 8%**              37%**
Net assets, end of period (in thousands)                                           $5,925             $2,894
Ratios assuming no waiver of management fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                                                       0.96%**            0.93%**
  Net investment income                                                              0.51%**            0.47%**
Ratios assuming waiver of management fees and assumption of expenses by
  PIM and reduction for fees paid indirectly:
  Net expenses                                                                       0.96%**            0.93%**
  Net investment income                                                              0.51%**            0.47%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 6/30/01

                                                                              SIX MONTHS
                                                                                 ENDED            YEAR
                                                                                6/30/01           ENDED
CLASS II                                                                      (UNAUDITED)       12/31/00
Net asset value, beginning of period                                            $ 21.37          $20.82
                                                                                -------          ------
Increase (decrease) from investment operations:
  Net investment loss                                                           $ (0.18)         $ 0.29
  Net realized and unrealized loss on investments                                 (1.06)           2.45
                                                                                -------          ------
  Net increase (decrease) from investment operations                            $ (0.88)         $ 2.74
Distributions to shareowners:
  Net investment income                                                           (0.18)          (0.45)
  Net realized gain                                                               (1.06)          (1.79)
                                                                                -------          ------
    Net increase (decrease) in net asset value                                  $ (2.12)         $(0.55
                                                                                -------          ------
Net asset value, end of period                                                  $ 19.25          $21.37
                                                                                =======          ======
Total return*                                                                     (4.07)%         14.49%
Ratio of net expenses to average net assets+                                       1.01%**         0.96%
Ratio of net investment income to average net assets+                              1.73%**         1.99%
Portfolio turnover rate                                                               8%             13%
Net assets, end of period (in thousands)                                        $14,018          $8,456
Ratios assuming no waiver of management fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                                                     1.01%**         0.96%
  Net investment income                                                            1.73%**         1.99%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE VCT PORTFOLIO

BALANCE SHEET 6/30/01 (UNAUDITED)

ASSETS:
 Investment in securities, at value (cost $109,991,620)             $125,226,525
 Temporary cash investments (at amortized cost)                        6,304,000
 Cash                                                                    393,363
 Receivables -
  Investment securities sold                                           1,623,058
  Fund shares sold                                                         1,876
  Dividends, interest and foreign taxes withheld                          96,897
 Other                                                                       594
                                                                    ------------
    Total assets                                                    $133,646,313
                                                                    ------------

LIABILITIES
 Payables -
  Investment securities purchased                                   $  3,425,838
  Fund shares repurchased                                                 73,007
 Due to affiliates                                                        72,817
 Accrued expenses                                                         54,388
                                                                    ------------
    Total liabilities                                               $  3,626,050
                                                                    ------------

NET ASSETS:
 Paid-in capital                                                    $106,671,186
 Accumulated net investment income                                       342,981
 Accumulated undistributed net realized gain                           7,771,191
 Net unrealized gain on Investments                                   15,234,905
                                                                    ------------
    Total net assets                                                $130,020,263
                                                                    ------------

NET ASSET VALUE PER SHARE:
 CLASS I:
 (Unlimited number of shares authorized)
  Net assets                                                        $126,430,087
  Shares outstanding                                                   7,169,582
  Net asset value per share                                         $      17.63
                                                                    ============

 CLASS II:
 (Unlimited number of shares authorized)
  Net assets                                                        $  3,590,176
  Shares outstanding                                                     204,057
  Net asset value per share                                         $      17.59
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

BALANCE SHEET 6/30/01 (UNAUDITED)

ASSETS:
 Investment in securities, at value (cost $29,183,666)             $ 34,756,857
 Temporary cash investments (at amortized cost)                       2,800,000
 Cash                                                                    26,191
 Receivables -
  Investment securities sold                                            462,883
  Fund shares sold                                                       54,274
  Dividends, interest and foreign taxes withheld                        206,208
  Other                                                                     512
                                                                   ------------
    Total assets                                                   $ 38,306,925
                                                                   ------------

LIABILITIES
 Payables -
  Investment securities purchased                                  $    345,316
  Fund shares repurchased                                                 2,425
 Due to affiliates                                                       27,585
 Accrued expenses                                                        22,999
                                                                   ------------
    Total liabilities                                              $    398,325
                                                                   ------------

NET ASSETS:
 Paid-in capital                                                   $ 37,904,763
 Accumulated net investment income                                        8,357
 Accumulated net realized loss                                       (5,577,711)
 Net unrealized gain on Investments                                   5,573,191
                                                                   ------------
    Total net assets                                               $ 37,908,600
                                                                   ------------

NET ASSET VALUE PER SHARE:
 CLASS I:
 (Unlimited number of shares authorized)
  Net assets                                                       $ 32,734,277
  Shares outstanding                                                  2,198,400
  Net asset value per share                                        $      14.89
                                                                   ============
 CLASS II:
 (Unlimited number of shares authorized)
  Net assets                                                       $  5,174,323
  Shares outstanding                                                    347,898
  Net asset value per share                                        $      14.87
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO

BALANCE SHEET 6/30/01 (UNAUDITED)

                                                                      PIONEER
                                                                   GROWTH SHARES
                                                                   VCT PORTFOLIO
ASSETS:
 Investment in securities, at value (cost $88,564,007)            $  85,223,182
 Temporary cash investments (at amortized cost)                       7,900,000
 Cash                                                                    10,077
 Receivables -
  Fund shares sold                                                       14,859
  Variation margin                                                        7,050
  Dividends, interest and foreign taxes withheld                         41,712
  Other                                                                   6,765
                                                                  -------------
    Total assets                                                  $  93,203,645
                                                                  -------------

LIABILITIES
 Payables -
  Investment securities purchased                                 $   3,435,185
  Fund shares repurchased                                                   148
 Due to affiliates                                                       48,879
 Accrued expenses                                                        18,072
                                                                  -------------
    Total liabilities                                             $   3,502,284
                                                                  -------------

NET ASSETS:
 Paid-in capital                                                  $ 103,270,189
 Accumulated net investment income (loss)                                29,212
 Accumulated undistributed net realized gain (loss)                 (10,231,550)
 Net unrealized gain (loss) on:
  Investments                                                        (3,340,825)
  Futures contracts                                                     (25,665)
                                                                  -------------
    Total net assets                                              $  89,701,361
                                                                  -------------

NET ASSET VALUE PER SHARE:
 CLASS I:
 (Unlimited number of shares authorized)
  Net assets                                                      $  89,346,698
  Shares outstanding                                                  5,335,556
  Net asset value per share                                       $       16.75
                                                                  =============
 CLASS II:
 (Unlimited number of shares authorized)
  Net assets                                                      $     354,663
  Shares outstanding                                                     21,088
  Net asset value per share                                       $       16.82
                                                                  =============

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

BALANCE SHEET 6/30/01 (UNAUDITED)

ASSETS:
 Investment in securities, at value (cost $206,565,581)           $ 216,098,057
 Temporary cash investments (at amortized cost)                       4,025,000
  Fund shares sold                                                        8,766
  Dividends, interest and foreign taxes withheld                        157,761
 Other                                                                      883
                                                                  -------------
    Total assets                                                  $ 220,290,467
                                                                  -------------

LIABILITIES:
 Payables -
  Investment securities purchased                                 $   1,005,343
  Fund shares repurchased                                                97,889
 Due to bank                                                              4,467
 Due to affiliates                                                      127,903
 Accrued expenses                                                        28,487
                                                                  -------------
    Total liabilities                                             $   1,264,089
                                                                  -------------

NET ASSETS:
 Paid-in capital                                                  $ 212,147,708
 Accumulated net investment loss                                        (14,097)
 Accumulated undistributed net realized loss                         (2,639,709)
 Net unrealized gain on Investments                                   9,532,476
                                                                  -------------
    Total net assets                                              $ 219,026,378
                                                                  -------------

NET ASSET VALUE PER SHARE:
 CLASS I:
 (Unlimited number of shares authorized)
  Net assets                                                      $ 213,101,460
  Shares outstanding                                                 10,475,606
  Net asset value per share                                       $       20.34
                                                                  =============
 CLASS II:
 (Unlimited number of shares authorized)
  Net assets                                                      $   5,924,918
  Shares outstanding                                                    291,634
  Net asset value per share                                       $       20.32
                                                                  =============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME VCT PORTFOLIO

BALANCE SHEET 6/30/01 (UNAUDITED)

ASSETS:
 Investment in securities, at value (cost $140,848,785)           $ 175,262,406
 Temporary cash investments (at amortized cost)                       7,796,000
 Receivables -
  Variation Margin                                                      108,713
  Fund shares sold
  Dividends, interest and foreign taxes withheld                        237,794
 Other                                                                      765
                                                                  -------------
    Total assets                                                  $ 183,405,678
                                                                  -------------

LIABILITIES:
 Payables -
  Investment securities purchased                                 $      28,131
  Due to bank                                                             3,965
  Due to affiliates                                                     111,687
 Accrued expenses                                                        23,429
                                                                  -------------
    Total liabilities                                             $     167,212
                                                                  -------------

NET ASSETS:
 Paid-in capital                                                  $ 152,867,140
 Accumulated net investment income (loss)                               949,633
 Accumulated undistributed net realized gain (loss)                  (4,991,928)
 Net unrealized gain (loss) on:
  Investments                                                        34,413,621
    Total net assets                                              $ 183,238,466
                                                                  -------------

NET ASSET VALUE PER SHARE:
 CLASS I:
 (Unlimited number of shares authorized)
  Net assets                                                      $ 169,220,558
  Shares outstanding                                                  8,831,365
  Net asset value per share                                       $       19.16
                                                                  =============
 CLASS II:
 (Unlimited number of shares authorized)
  Net assets                                                      $  14,017,908
  Shares outstanding                                                    728,369
  Net asset value per share                                       $       19.25
                                                                  =============

   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE VCT PORTFOLIO

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                     6/30/01
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $75)                 $   631,906
 Interest                                                             135,956
                                                                  -----------
    Total investment income                                       $   767,862
                                                                  -----------

EXPENSES:
 Management fees                                                  $   388,660
 Transfer agent fees                                                      536
 Distribution fees (Class II)                                           3,287
 Administrative fees                                                   15,620
 Custodian fees                                                        34,182
 Professional fees                                                      8,065
 Printing                                                               7,240
 Fees and expenses of nonaffiliated trustees                            4,500
 Miscellaneous                                                          3,127
                                                                  -----------
    Total expenses                                                $   465,217
    Less fees paid indirectly                                              --
                                                                  -----------
    Net expenses                                                  $   465,217
                                                                  -----------
      Net investment income (loss)                                $   302,645
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                     $ 9,459,628
                                                                  -----------
                                                                  $ 9,459,628
                                                                  -----------
 Change in net unrealized gain (loss) from:
  Investments                                                     $   (82,593)
                                                                  -----------
                                                                  $   (82,593)
                                                                  -----------
 Net gain (loss) on investments, futures contracts and
  foreign currency transactions                                   $ 9,377,035
                                                                  ===========
 Net increase (decrease) in net assets resulting
  from operations                                                 $ 9,679,680
                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                     6/30/01
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of
  $1,454, respectively)                                             $  953,604
 Interest                                                               71,973
                                                                    ----------
    Total investment income                                         $1,025,577

EXPENSES:
 Management fees                                                    $  138,121
 Transfer agent fees                                                       500
 Distribution fees (Class II)                                            4,190
 Administrative fees                                                    15,620
 Custodian fees                                                         16,238
 Professional fees                                                       8,432
 Printing                                                                2,896
 Fees and expenses of nonaffiliated trustees                             3,156
 Miscellaneous                                                           3,845
                                                                    ----------
    Total expenses                                                  $  192,998
                                                                    ----------
    Net expenses                                                    $  192,998
                                                                    ----------
      Net investment income                                         $  832,579
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS:
 Net realized gain (loss) from Investments                          $  619,721
                                                                    ----------
 Change in net unrealized gain or loss from Investments             $  633,067
                                                                    ----------
 Net gain on investments                                            $1,252,788
                                                                    ==========
 Net increase in net assets resulting
  from operations                                                   $2,085,367
                                                                    ==========

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                     6/30/01
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of
  $125, respectively)                                             $   254,488
 Interest                                                             140,332
                                                                  -----------
    Total investment income                                       $   394,820

EXPENSES:
 Management fees                                                  $   332,048
 Transfer agent fees                                                      259
 Distribution fees (Class II)                                             343
 Administrative fees                                                   11,051
 Custodian fees                                                         4,534
 Professional fees                                                      8,278
 Printing                                                               2,503
 Fees and expenses of nonaffiliated trustees                            2,493
 Miscellaneous                                                          4,099
                                                                  -----------
    Total expenses                                                $   365,608
                                                                  -----------
    Net expenses                                                  $   365,608
                                                                  -----------
      Net investment income                                       $    29,212
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS:
 Net realized gain (loss) from Investments                        $(4,634,134)
                                                                  -----------
 Change in net unrealized gain or loss from Investments           $(4,471,458)
                                                                  -----------
 Net gain on investments                                          $(9,560,947)
                                                                  -----------
 Net increase in net assets resulting
  from operations                                                 $(9,531,735)
                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                               SIX MONTHS ENDED
                                                                    6/30/01
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $17,255)            $  1,567,572
 Interest                                                              77,336
                                                                 ------------
    Total investment income                                      $  1,644,908
                                                                 ------------

EXPENSES
 Management fees                                                 $    705,531
 Transfer agent fees                                                      468
 Distribution fees (Class II)                                           4,614
 Administrative fees                                                   16,109
 Custodian fees                                                        25,502
 Professional fees                                                      7,545
 Printing                                                                 543
 Fees and expenses of nonaffiliated trustees                            4,398
 Miscellaneous                                                          4,275
                                                                 ------------
    Total expenses                                               $    768,985
                                                                 ------------
    Net expenses                                                 $    768,985
                                                                 ------------
      Net investment income (loss)                               $    875,923
                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS:
 Net unrealized gain (loss) from:
  Investments                                                    $ (2,489,060)
  Forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                         (504)
                                                                 ------------
                                                                 $ (2,489,564)
                                                                 ------------
 Change in net unrealized gain (loss) from:
  Investments                                                    $(10,877,543)
                                                                 ------------
 Net gain (loss) on investments and foreign currency
  transactions                                                   $(13,367,107)
                                                                 ------------
 Net increase (decrease) in net assets resulting
  from operations                                                $(12,491,184)
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME VCT PORTFOLIO

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    6/30/01
INVESTMENT INCOME:
 Dividends                                                        $ 2,449,012
 Interest                                                              87,730
                                                                  -----------
    Total investment income                                       $ 2,536,742

EXPENSES:
 Management fees                                                  $   589,000
 Transfer agent fees                                                      144
 Distribution fees (Class II)                                          15,634
 Administrative fees                                                   25,272
 Custodian fees                                                        26,331
 Professional fees                                                      8,402
 Printing                                                               2,353
 Fees and expenses of nonaffiliated trustees                            4,402
 Miscellaneous                                                          5,121
                                                                  -----------
    Total expenses                                                $   676,659
                                                                  -----------
    Net expenses                                                  $   676,659
                                                                  -----------
      Net investment income (loss)                                $ 1,860,083
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                     $(4,728,490)
 Change in net unrealized gain or loss from:
  Investments                                                     $(4,756,204)
 Net loss on investments and foreign currency
  transactions                                                    $(9,484,694)
                                                                  ===========
 Net decrease in net assets resulting
  from operations                                                 $(7,624,611)
                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP VALUE VCT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                    SIX MONTHS
                                                      ENDED
                                                     6/30/01           YEAR ENDED
                                                   (UNAUDITED)          12/31/00
FROM OPERATIONS:
Net investment income (loss)                      $     302,645       $     712,184
Net realized gain (loss) on investments               9,459,628           8,947,046
Change in net unrealized gain or loss
    on investments                                      (82,593)          8,855,890
                                                  -------------       -------------
    Net increase (decrease) in net assets
      resulting from operations                   $   9,679,680       $  18,515,120
                                                  -------------       -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                       $    (656,496)      $    (816,800)
    Class II                                            (15,547)             (9,592)
    Net realized gain
    Class I                                          (9,641,504)         (7,092,615)
    Class II                                           (273,726)            (83,291)
                                                  -------------       -------------
      Total distributions to shareowners          $ (10,587,273)      $  (8,002,298)
                                                  -------------       -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                  $  13,448,509       $  13,465,491
Reinvestment of distributions                        10,587,274           8,002,299
Cost of shares repurchased                           (6,517,529)        (39,097,233)
                                                  -------------       -------------
    Net increase (decrease) in net assets
      resulting from fund share transactions      $  17,518,254       $ (17,629,443)
                                                  =============       =============
    Net increase (decrease) in net assets         $  16,610,661       $  (7,116,621)

NET ASSETS:
Beginning of period                                 113,409,602         120,526,223
                                                  =============       =============
End of period                                     $ 130,020,263       $ 113,409,602
                                                  =============       =============
Accumulated net investment income,
  end of period                                   $     342,981       $     933,333
                                                  =============       =============

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                      SIX MONTHS
                                                         ENDED
                                                         6/30/01          YEAR ENDED
                                                       (UNAUDITED)         12/31/00
FROM OPERATIONS:
Net investment income                                 $    832,579       $  1,535,138
Net realized gain (loss) on investments                    619,721           (784,959)
Change in net unrealized gain on investments               633,067          7,027,190
                                                      ------------       ------------
    Net increase in net assets
      resulting from operations                       $  2,085,367       $  7,777,369
                                                      ------------       ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                           $   (790,028)      $ (1,334,179)
    Class II                                               (98,034)           (23,440)
Tax return of capital
    Class I                                                     --           (219,070)
    Class II                                                    --             (3,836)
                                                      ------------       ------------
      Total distributions to shareowners              $   (888,062)      $ (1,580,525)
                                                      ------------       ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                      $  6,176,377       $  8,177,271
Reinvestment of distributions                              888,061          1,580,525
Cost of shares repurchased                              (5,105,479)        (9,520,143)
                                                      ------------       ------------
    Net increase in net assets
      resulting from fund share transactions          $  1,958,959       $    237,653
                                                      ============       ============
    Net increase in net assets                        $  3,156,264       $  6,434,497

NET ASSETS:
Beginning of period                                     34,752,336         28,317,839
                                                      ============       ============
End of period                                         $ 37,908,600       $ 34,752,336
                                                      ============       ============
Accumulated net investment income,
  end of period                                       $      8,357       $     63,840
                                                      ============       ============

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                               SIX MONTHS
                                                  ENDED            YEAR
                                                 6/30/01           ENDED
                                               (UNAUDITED)       12/31/00
FROM OPERATIONS:
Net investment income (loss)                  $      29,212    $    (148,628)
Net realized gain (loss) on investments,
    futures contracts and foreign currency
    transactions                                 (5,104,852)      (5,104,185)
Change in net unrealized gain or loss
  on investments, futures contracts and
  foreign currency transactions                  (4,456,095)      (5,271,339)
                                              -------------    -------------
    Net increase (decrease) in net assets
      resulting from operations               $  (9,531,735)   $ (10,524,152)
                                              -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain
  Class I                                     $          --    $ (11,952,405)
  Class II                                               --           (7,803)
                                              -------------    -------------
    Total distributions to shareowners        $          --    $ (11,960,208)
                                              -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $   1,892,564    $  12,647,950
Reinvestment of distributions                            --       11,960,207
Cost of shares repurchased                       (8,717,661)     (58,795,936)
                                              -------------    -------------
    Net increase (decrease) in net assets
     resulting from fund share transactions   $  (6,825,097)   $ (34,187,779)
                                              -------------    -------------
    Net increase (decrease) in net assets     $ (16,356,832)   $ (56,672,139)

NET ASSETS:
Beginning of period                             106,058,193      162,730,332
                                              -------------    -------------
End of period                                 $  89,701,361    $ 106,058,193
                                              -------------    -------------
Accumulated net investment income (loss),
  end of period                               $      29,212    $          --
                                              -------------    -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                SIX MONTHS
                                                   ENDED
                                                  6/30/01       YEAR ENDED
                                                (UNAUDITED)      12/31/00
FROM OPERATIONS:
Net investment income                         $     875,923    $   1,716,668
Net realized gain (loss) on investments          (2,489,564)      10,524,507
Change in net unrealized gain or loss
    on investments                              (10,877,543)      (9,894,401)
                                              -------------    -------------
    Net increase (decrease) in net assets
     resulting from operations                $ (12,491,184)   $   2,346,774
                                              -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                   $    (885,680)   $  (1,696,202)
    Class II                                        (15,045)          (9,458)
Net realized gain
    Class I                                     (10,092,778)      (1,229,510)
    Class II                                       (266,764)          (1,252)
                                              -------------    -------------
     Total distributions to shareowners       $ (11,260,267)   $  (2,936,422)
                                              -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $  17,295,067    $  40,184,192
Reinvestment of distributions                    11,260,265        2,936,422
Cost of shares repurchased                      (10,779,297)     (22,456,508)
                                              -------------    -------------
    Net increase in net assets
     resulting from fund share transactions   $  17,776,035    $  20,664,106
                                              =============    =============
    Net increase (decrease) in net assets     $  (5,975,416)   $  20,074,458

NET ASSETS:
Beginning of period                             225,001,794      204,927,336
                                              =============    =============
End of period                                 $ 219,026,378    $ 225,001,794
                                              =============    =============
Accumulated net investment income loss,
  end of period                               $     (14,097)   $      10,705
                                              =============    =============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY-INCOME VCT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                               SIX MONTHS
                                                  ENDED
                                                 6/30/01        YEAR ENDED
                                               (UNAUDITED)       12/31/00
FROM OPERATIONS:
Net investment income                         $   1,860,083    $   4,509,740
Net realized gain (loss) on investments          (4,728,490)       9,709,950
Change in net unrealized gain or loss
    on investments                               (4,756,204)       9,311,714
                                              -------------    -------------
    Net increase (decrease) in net assets
      resulting from operations               $  (7,624,611)   $  23,531,404
                                              -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                   $  (1,662,575)   $  (4,384,763)
    Class II                                       (107,830)         (89,833)
Net realized gain
    Class I                                      (8,849,467)     (15,066,697)
    Class II                                       (722,539)        (187,560)
                                              -------------    -------------
      Total distributions to shareowners      $ (11,342,411)   $ (19,728,853)
                                              -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $  12,118,415    $  11,927,576
Reinvestment of distributions                    11,342,406       19,728,856
Cost of shares repurchased                      (11,631,456)     (71,639,851)
                                              -------------    -------------
    Net increase (decrease) in net assets
     resulting from fund share transactions   $  11,829,365    $ (39,983,419
                                              =============    =============
    Net increase (decrease) in net assets     $  (7,137,657)   $ (36,180,868)

NET ASSETS:
Beginning of period                             190,376,123      226,556,991
                                              =============    =============
End of period                                 $ 183,238,466    $ 190,376,123
                                              =============    =============
Accumulated net investment income (loss),
  end of period                               $     949,633    $     859,955
                                              =============    =============

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

      Pioneer Emerging Markets VCT Portfolio
        (Emerging Markets Portfolio)
      Pioneer Europe VCT Portfolio (Europe Portfolio)
      Pioneer Global Financials VCT Portfolio
        (Global Financials Portfolio)
      Pioneer International Growth VCT Portfolio
        (International Growth Portfolio)
      Pioneer Small Company VCT Portfolio
        (Small Company Portfolio)
      Pioneer Mid-Cap Value VCT Portfolio
        (Mid-Cap Value Portfolio)
      Pioneer Growth Shares VCT Portfolio
        (Growth Shares Portfolio)
      Pioneer Fund VCT Portfolio (Fund Portfolio)
      Pioneer Equity-Income VCT Portfolio
        (Equity-Income Portfolio)
      Pioneer Balanced VCT Portfolio
        (Balanced Portfolio)
      Pioneer Strategic Income VCT Portfolio
        (Strategic Income Portfolio)
      Pioneer Swiss Franc Bond VCT Portfolio
        (Swiss Franc Bond Portfolio)
      Pioneer America Income VCT Portfolio
        (America Income Portfolio)
      Pioneer Money Market VCT Portfolio
        (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

      Pioneer Global Health Care VCT Portfolio
        (Global Health Care Portfolio)
      Pioneer Global Telecoms VCT Portfolio
        (Global Telecoms Portfolio)
      Pioneer Europe Select VCT Portfolio
        (Europe Select Portfolio)
      Pioneer Science & Technology VCT Portfolio
        (Science & Technology Portfolio)
      Pioneer Real Estate Growth VCT Portfolio
        (Real Estate Growth Portfolio)
      Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Mid-Cap Value Portfolio and Growth Shares Portfolio is to seek capital appreciation. Real Estate Growth Portfolio pursues long-term capital growth, with current income as a secondary objective. Fund Portfolio seeks reasonable income and growth of capital. Equity-Income Portfolio seeks current income and long-term capital growth.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.    SECURITY VALUATION

      Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

      Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

      Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

      Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B.    FUTURES CONTRACTS

      The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2001, open contracts were as follows:

                             NUMBER OF
                             CONTRACTS      SETTLEMENT     MARKET     UNREALIZED
PORTFOLIO            TYPE    LONG/(SHORT)     MONTH         VALUE        LOSS
--------------------------------------------------------------------------------
Growth Shares VCT   S&P500        6            9/01      $1,847,550    $(25,665)

C.    TAXES

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      In order to comply with federal income tax regulations, Mid-Cap Value Portfolio and Equity-Income Portfolio have designated $9,370,233 and $9,719,775, respectively, as a capital gain dividend for the purposes of the dividend paid deduction.

      A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital.

      The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

      Capital loss carryovers are available to offset future realized capital gains. At December 31, 2000, certain Portfolios had capital loss carryovers as follows:

                                                                      YEAR OF
PORTFOLIO                                          AMOUNT           EXPIRATION
--------------------------------------------------------------------------------
Growth Shares Portfolio                          4,132,926                  2008
Real Estate Growth Portfolio                     5,300,018     2007 through 2008

D.    PORTFOLIO SHARES

      The Portfolios record sales and repurchases of their Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), $645,588 in commissions on the sale of trust shares for the six months ended June 30, 2001. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.    REPURCHASE AGREEMENTS

      With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolios, and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rates:

                                                  MANAGEMENT FEE AS A PERCENTAGE
                                                   OF EACH PORTFOLIO'S AVERAGE
PORTFOLIO                                                DAILY NET ASSETS
--------------------------------------------------------------------------------
Mid-cap Value Portfolio                                       0.65%
Growth Shares Portfolio                                       0.70%
Real Estate Growth Portfolio                                  0.80%
Fund Portfolio                                                0.65%
Equity-Income Portfolio                                       0.65%

Prior to June 15, 2000, PIM had agreed not to impose a portion of its management fee to the extent necessary to reduce Growth Share Portfolio's fee from 0.70% to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At June 30, 2001, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:

PORTFOLIO                                                           AMOUNT
--------------------------------------------------------------------------------
Mid-cap Value Portfolio                                             72,171
Growth Shares Portfolio                                             48,810
Real Estate Growth Portfolio                                        26,664
Fund Portfolio                                                     126,920
Equity-income Portfolio                                            107,262

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. There were no amounts in transfer agent fees payable to PIMSS at June 30, 2001.

4. DISTRIBUTION PLANS

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at June 30, 2001:

PORTFOLIO                                                           AMOUNT
--------------------------------------------------------------------------------
Mid-cap Value Portfolio                                             $  646
Growth Shares Portfolio                                                 69
Real Estate Growth Portfolio                                           921
Fund Portfolio                                                         983
Equity-income Portfolio                                              4,425

6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2001, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                       GROSS            GROSS         NET APPRECIATION/
                                    TAX COST        APPRECIATION     DEPRECIATION      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio           $117,815,348      $18,614,213      $ (4,899,036)       $13,715,177
Growth Shares Portfolio             97,167,377        4,176,883        (8,221,078)        (4,044,195)
Real Estate Growth Portfolio        32,563,671        5,415,300          (422,045)         4,993,255
Fund Portfolio                     210,740,288       29,279,576       (19,896,807)         9,382,769
Equity-Income Portfolio            148,644,785       40,153,453        (5,739,832)        34,413,621

7. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than temporary cash investments for the six months ended June 30, 2001, were as follows:

PORTFOLIO                                        PURCHASES              SALES
--------------------------------------------------------------------------------
Mid-Cap Value Portfolio                         $71,725,118          $61,798,670
Growth Shares Portfolio                          58,957,430           63,602,931
Real Estate Growth Portfolio                      5,691,294            3,365,843
Fund Portfolio                                   21,034,891            8,131,619
Equity-Income Portfolio                           7,163,396            9,644,652

8. CAPITAL SHARES

At June 30, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                  '01 SHARES       '01 AMOUNT
                                  (UNAUDITED)      (UNAUDITED)        '00 SHARES      '00 AMOUNT
--------------------------------------------------------------------------------------------------
MID-CAP VALUE PORTFOLIO
CLASS I:
Shares sold                         647,262       $ 11,784,388          720,014       $ 11,638,379
Reinvestment of distributions       602,575         10,298,001          511,605          7,909,415
Shares repurchased                 (347,654)        (6,280,344)      (2,378,324)       (38,995,914)
                                   ---------------------------------------------------------------
  Net increase(decrease)            902,183       $ 15,802,045       (1,146,705)      $(19,448,120)
                                   ===============================================================
CLASS II:
Shares sold                          91,083       $  1,664,121          109,715       $  1,827,112
Reinvestment of distributions        16,966            289,273            6,008             92,884
Shares repurchased                  (13,484)          (237,185)          (6,232)          (101,319)
                                   ---------------------------------------------------------------
  Net increase                       94,565       $  1,716,209          109,491       $  1,818,677
                                   ===============================================================
GROWTH SHARES PORTFOLIO
CLASS I:
Shares sold                          95,048       $  1,676,125          587,341       $ 12,421,321
Reinvestment of distributions            --                 --          611,689         11,952,405
Shares repurchased                 (514,988)         8,672,290)      (2,866,906)       (58,789,070)
                                   ---------------------------------------------------------------
  Net decrease                     (419,940)      $ (6,996,165)      (1,667,876)      $(34,415,344)
                                   ===============================================================
CLASS II:
Shares sold                          12,738       $    216,439           10,942       $    226,628
Reinvestment of distributions            --                 --              397              7,803
Shares repurchased                   (2,647)           (45,371)            (342)            (6,866)
                                   ---------------------------------------------------------------
  Net increase                       10,091       $    171,068           10,997       $    227,565
                                   ===============================================================
REAL ESTATE GROWTH PORTFOLIO
CLASS I:
Shares sold                         177,995       $  1,676,125          415,974       $  5,517,319
Reinvestment of distributions        55,697            790,028          118,049          1,553,250
Shares repurchased                 (322,954)        (4,522,390)        (659,630)        (8,534,743)
                                   ---------------------------------------------------------------
  Net decrease                      (89,262)      $ (1,205,821)        (125,607)      $ (1,464,174)
                                   ===============================================================
CLASS II:
Shares sold                         259,760       $  3,649,836          193,579       $  2,659,952
Reinvestment of distributions         6,877             98,033            1,929             27,275
Shares repurchased                  (41,662)          (583,089)         (72,586)          (985,400)
                                   ---------------------------------------------------------------
  Net increase                      224,975       $  3,164,780          122,922       $  1,701,827
                                   ===============================================================
FUND PORTFOLIO
CLASS I:
Shares sold                         613,900       $ 13,517,951        1,624,294       $ 37,128,340
Reinvestment of distributions       541,102         10,978,456          126,135          2,925,712
Shares repurchased                 (476,581)       (10,274,043)        (982,169)       (22,384,105)
                                   ---------------------------------------------------------------
  Net increase                      678,421       $ 14,222,364          768,260       $ 17,669,947
                                   ===============================================================
CLASS II:
Shares sold                         174,036       $  3,777,116          130,465       $  3,055,852
Reinvestment of distributions        13,914            281,809              470             10,710
Shares repurchased                  (24,144)          (505,254)          (3,137)           (72,403)
                                   ---------------------------------------------------------------
  Net increase                      163,836       $  3,553,671          127,798       $  2,994,159
                                   ===============================================================

                                 '01 SHARES        '01 AMOUNT
                                 (UNAUDITED)       (UNAUDITED)       '00 SHARES        '00 AMOUNT
--------------------------------------------------------------------------------------------------
EQUITY-INCOME PORTFOLIO
CLASS I:
Shares sold                         237,333       $  4,846,525          201,887       $  4,035,740
Reinvestment of distributions       549,173         10,512,041        1,013,981         19,451,459
Shares repurchased                 (505,149)       (10,298,848)      (3,593,530)       (71,244,782)
                                   ---------------------------------------------------------------
Net increase (decrease)             281,357       $  5,059,718       (2,377,662)      $(47,757,583)
                                   ===============================================================
CLASS II:
Shares sold                         353,807       $  7,271,890          392,360       $  7,891,836
Reinvestment of distributions        43,178            830,365           14,230            277,397
Shares repurchased                  (64,325)        (1,332,608)         (19,428)          (395,069)
                                   ---------------------------------------------------------------
Net increase                        332,660       $  6,769.647          387,162       $  7,774,164
                                   ===============================================================

[LOGO] PIONEER
       INVESTMENTS(R)

PIONEER VARIABLE CONTRACTS TRUST

OFFICERS

JOHN F. COGAN, JR., PRESIDENT
DAVID D. TRIPPLE, EXECUTIVE VICE PRESIDENT
VINCENT NAVE, TREASURER
JOSEPH P. BARRI, SECRETARY

TRUSTEES

JOHN F. COGAN, JR., CHAIRMAN
RICHARD H. EGDAHL, M.D.
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
MARY K. BUSH
MARGARET B.W. GRAHAM
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER

PIONEER INVESTMENT MANAGEMENT, INC.

CUSTODIAN

BROWN BROTHERS HARRIMAN & CO.

LEGAL COUNSEL

HALE AND DORR LLP

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.